CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY FINANCIAL STATEMENTS

FOR THE YEARS ENDED December 31, 2020 AND 2019

pwc

Report of Independent Auditors

To the Board of Directors of
Connecticut General Life Insurance Company:

We have audited the accompanying statutory financial statements of Connecticut General Life Insurance Company Inc. (a wholly-owned subsidiary of Connecticut General Corporation, whose ultimate parent is Cigna Corporation), which comprise the statutory balance sheets as of December 31, 2020 and 2019, and the related statutory statements of income and changes in capital and surplus, and of cash flows for the years then ended.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404
T: (860) 241 7000, www.pwc.com/us

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY BALANCE SHEETS

(in millions, except share information)
As of December 31,	2020	2019

ASSETS
Cash and invested assets:
Cash, cash equivalents and short-term investments	$60	$112
Bonds, principally at amortized cost (fair value, $4,147; $4,092)	3,250	3,370
Common stocks, see Note 1 (cost, $1,723, $1,336)	5,965	5,215
Preferred stock, principally at cost (fair value, $2; $5)	2	5
Commercial mortgage loans	270	263
Policy loans	1,251	1,255
Other invested assets	526	502
Total cash and invested assets	11,324	10,722
Amounts due from reinsurers	18	37
Amounts receivable relating to uninsured plans	—	1
Deferred tax assets	23	23
Premiums and considerations receivable	8	(29)
Accrued investment income	71	73
Receivables from parent, subsidiaries and affiliates	6	1
Other assets	106	108
Total assets excluding separate accounts	11,556	10,936
Separate accounts assets	9,932	8,817
Total assets	$21,488	$19,753

LIABILITIES
Aggregate reserves for life, accident and health policies and contracts	$4,148	$4,184
Contract claims – Life, Accident, and Health	114	111
Other policy and contract liabilities	7	6
Accrued commissions, expenses and taxes	144	147
Remittance and items not allocated	20	29
Asset valuation reserve	107	84
Interest maintenance reserve	328	256
Notes payable	25	—
Payable to parent, subsidiaries and affiliates	32	32
Other liabilities	114	221
Total liabilities excluding separate accounts	5,039	5,070
Separate accounts liabilities	9,865	8,749
Total liabilities	$14,904	$13,819

CAPITAL AND SURPLUS
Capital stock ($5 par value; 5,978,322 shares authorized, issued and outstanding)	$30	$30
Paid in surplus	2,766	2,379
Special surplus funds	—	3
Unassigned funds/(surplus)	3,788	3,522
Total capital and surplus	6,584	5,934
Total liabilities and capital and surplus	$21,488	$19,753

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

(in millions)
For the years ended December 31,	2020	2019

REVENUES
Premiums and annuity and other considerations	$315	$311
Commissions and expense allowances on reinsurance ceded	29	29
Net investment income and amortization of interest maintenance reserve	2,033	2,020
Separate Accounts net gain from operations excluding unrealized gains or losses	72	64
Other income	35	34
Total	2,484	2,458

BENEFITS AND EXPENSES
Benefits expense	583	680
Interest on policy or contract funds	22	22
Decrease in policy reserves	(36)	(117)
Commissions expense	11	11
Insurance taxes, licenses and fees	12	11
General insurance expenses and taxes	53	59
Net transfers to or (from) Separate Accounts net of reinsurance	(35)	(61)
Policyholder dividends	—	(1)
Total	610	604

INCOME FROM OPERATIONS BEFORE FEDERAL AND FOREIGN INCOME TAXES	1,874	1,854
Federal and foreign income taxes	7	3

INCOME FROM OPERATIONS	1,867	1,851
Realized capital gains (loss), net of taxes and interest maintenance reserve	(20)	31

NET INCOME	1,847	1,882
Dividends paid to stockholder	(1,874)	(1,847)
Additional paid-in surplus	387	—
Change in:
Net unrealized capital gains	359	400
Net unrealized foreign exchange capital gain (loss)	2	—
Net deferred income tax	32	(28)
Nonadmitted assets	(33)	42
Asset valuation reserve	(23)	7
Surplus as a result of reinsurance	(16)	(16)
Other	(31)	—
Net increase in capital and surplus	650	440

Capital and surplus, beginning of year	5,934	5,494

CAPITAL AND SURPLUS, End of Year	$6,584	$5,934

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

STATUTORY STATEMENTS OF CASH FLOWS

(in millions)
For the years ended December 31,	2020	2019

NET CASH FROM OPERATIONS
Premiums and annuity and other considerations	$279	$312
Net investment income	2,021	1,968
Miscellaneous income	115	113
Total revenues received	2,415	2,392
Benefits and loss related payments	578	701
Commissions, expenses and taxes	90	129
Net transfers from separate accounts	(35)	(61)
Total benefits, expenses and transfers paid	633	769
Federal and foreign income taxes paid (recovered)	59	(3)
Dividends paid to policyholders	—	(1)
Total expenses paid	692	765
Net cash provided by operations	1,723	1,627

NET CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	600	429
Stocks	22	5
Commercial mortgage loans	84	35
Other invested assets	64	77
Other	25	71
Net proceeds from investments sold, matured or repaid	795	617
Cost of investments acquired:
Bonds	(349)	(211)
Stocks	(387)	(1)
Commercial mortgage loans	(88)	(27)
Other invested assets	(50)	(56)
Other	(107)	(52)
Net cost of investments acquired	(981)	(347)
Net increase in policy loans and premium notes	4	64
Net cash (used in) or provided by investment activities	(182)	334

NET CASH FROM FINANCING
Capital and paid in surplus	387	—
Borrowed funds	—	(100)
Dividends paid	(1,874)	(1,847)
Net contributions on deposit-type contract funds and other insurance liabilities	(83)	(7)
Notes payable - affiliate	25	—
Other sources (uses)	(47)	28
Net cash used in financing activities	(1,592)	(1,926)
Net increase (decrease) in cash, cash equivalents and short-term investments	(52)	36
Cash, cash equivalents and short-term investments, beginning of year	112	76
Cash, cash equivalents and short-term investments, end of year	$60	$112

The Company reported the following non-cash operating, investing and financing activities:	2020	2019
Exchanging noncash assets and liabilities for other noncash assets or liabilities	40	76

The accompanying Notes to the Statutory Financial Statements are an integral part of these statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND GOING CONCERN

Nature of Operations

Connecticut General Life Insurance Company (the Company) is a wholly-owned subsidiary of Connecticut General Corporation (CGC), which is an indirect wholly-owned subsidiary of Cigna Corporation (Cigna). The Company and its subsidiaries are major providers of health care and related benefits in the U.S., the majority of which are offered through employers and other groups (e.g. unions and associations). Principal products and services are group life and health insurance. In addition, the Company has international operations that offer products (that are generally similar to those offered domestically) to businesses and individuals in selected markets. The Company also has certain run-off operations including individual insurance, group retirement and reinsurance operations. The Company is domiciled in the state of Connecticut and licensed in all states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Canada.

COVID-19 Impact

The novel strain of coronavirus (“COVID-19”) was declared a pandemic by the World Health Organization in March 2020. From the onset of the COVID-19 pandemic, Cigna and its subsidiaries (including the Company) have taken actions to drive affordability, reduce uncertainty, and make health care easier. For customers, these actions include COVID-19 related expanded access to virtual care, support for access to medication, and advocating for whole person health through various behavioral health initiatives. The COVID-19 pandemic has pervasively impacted the economy and financial markets. The Company closely monitors its financial instruments and maintains effective controls to identify risks and evaluate potential exposures. As of December 31, 2020, the Company has not experienced a material decline in fair value relating to its financial instruments including investments, accounts receivable and reinsurance recoverables. Please refer to notes 4, 6, and 16 for additional information related to the Company’s financial instruments.

Cigna Completes Sale of Group Disability and Life Business

On December 31, 2020, Cigna completed the sale of its U.S. Group Disability and Life business to New York Life Insurance Company (NY Life). The transaction with NY Life included the sale of the business offering group long-term and short-term disability, and group life products and related services. The Company is party to new reinsurance arrangements with NY Life resulting from the sale (see Note 17 for further information).

Affordable Care Act - Individual Mandate Litigation

A federal court ruled that the “individual mandate” in the ACA is unconstitutional and the entire law must be struck down. On appeal, the Court of Appeals for the Fifth Circuit agreed that the “individual mandate” is unconstitutional but ordered the district court to reexamine whether the other provisions of the ACA can remain in effect, thereby leaving in doubt whether the entire ACA is unconstitutional until there is a final judicial determination on appeal. The California-led states and the U.S. House of Representatives filed petitions seeking to appeal the Fifth Circuit’s ruling to the U.S. Supreme Court. On March 2, 2020, the Supreme Court agreed to hear the appeals. The case was argued before the Supreme Court on November 10, 2020 and a decision is expected by the end of June 2021.

A.	Accounting Practices

The Statutory Financial Statements of the Company are presented in conformity with accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the “Department”). The Department has adopted the National Association of Insurance Commissioners’ (“NAIC”) Statutory Accounting Principles (“SAP” or “SSAPs”).

B.	Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. NAIC SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

C.	Accounting Policy

(1)	Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments. These financial instruments may include various instruments recorded on the balance sheet and off-balance sheet financial instruments. These instruments may change in value due to interest rate and market fluctuations and most also have credit risk. The Company evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

The Company estimates fair values of financial instruments using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses that incorporate current market inputs for similar financial instruments with comparable terms and credit quality as well as other qualitative factors.   In instances where there is little or no market activity for the same or similar instruments, the fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See Note 16 for information on the Company’s fair value measurements.

(2)	Cash and Cash Equivalents: Cash and cash equivalents consist of cash and short-term investments that will mature in three months or less from the time of purchase. Cash equivalents and short-term investments are carried at cost.

(3)	Investments: Investments are valued in accordance with the requirements of the NAIC SAP. The carrying values of investments are generally stated as follows:

Bonds, Short-term Investments and Preferred Stocks. Investments in bonds, short-term investments and redeemable preferred stocks are carried at amortized cost, and non-redeemable preferred stocks at cost, except those in or near default, which are carried at the lesser of cost or fair value. Amortization of bond premium or discount is calculated using the scientific (constant yield) interest method. Bonds containing call provisions are amortized to call date which produces the lowest asset value (yield to worst). Investments with original maturities of one year or less from the time of purchase are classified as short-term. Bonds and preferred stocks are considered impaired, and their cost basis is written down to fair value through an asset valuation reserve for credit-related losses or an interest maintenance reserve for interest-related losses, when management expects a decline in value to persist (i.e., the decline is other-than-temporary).

Hybrid Securities. Hybrid securities are designed with both debt and equity characteristics and are intended to provide protection to the issuer’s senior note holders. In accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, hybrid securities are reported in bonds.

Loan-backed and Other Structured Securities. Loan-backed bonds and structured securities are valued at amortized cost using the constant level yield method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for generally using the retrospective adjustment method. When loan-backed and structured securities have potential for loss of a significant portion of the original investment, significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method. These securities are presented on the balance sheet as bonds.

Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

When the Company determines it does not expect to recover the amortized cost basis of loan-backed or structured securities with declines in fair value (even if it does not intend to sell and has the intent and ability to hold), the non-interest portion of the impairment loss is recognized in realized investment losses. The non-interest portion is the difference between the amortized cost basis of the loan-backed or structured security and the net present value of its expected future cash flows. Expected future cash flows are based on assumptions about the collateral attributes, including prepayment speeds, default rates and changes in value.

Common Stocks. Common stocks are carried at fair value except for common stock of affiliates that are valued using methods described below.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Subsidiary, Controlled, and Affiliated (SCA) Entities. Subsidiary, controlled, and affiliated entities are reported using the statutory equity method based on the entity’s audited equity prepared using NAIC SAP or accounting principles generally accepted in the United States of America (GAAP), as appropriate in accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities. These entities are presented on the balance sheet as common stock or other invested assets.

Commercial Mortgage Loans. Mortgage loans held by the Company are made exclusively to commercial borrowers at a fixed rate of interest. Commercial mortgage loans are carried at unpaid principal balances or, if impaired, the lower of unpaid principal or fair value of the underlying real estate. If the fair value of the underlying real estate is less than unpaid principal on an impaired loan, a valuation reserve is recorded. Commercial mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company monitors credit risk and assesses the impairment of loans individually and on a consistent basis for all loans in the portfolio. The Company estimates the fair value of the underlying real estate using internal valuations generally based on discounted cash flow analyses. Certain commercial mortgage loans without valuation reserves may be considered impaired because the Company may not collect all interest due according to the terms of the original agreements. However, the Company expects to recover its remaining carrying value in these circumstances primarily because the fair value of the underlying real estate exceeds the carrying value of these loans.

Policy Loans. Policy loans are carried at unpaid principal balances plus accumulated interest. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss.

Real Estate. Real estate can be occupied by the Company, held for the production of income, or held for sale. As of December 31, 2020 and 2019, real estate was classified as occupied by the Company or held for the production of income, and carried at depreciated cost less encumbrances; any write downs to fair value due to impairment are recorded as realized losses. Impairment is assessed when cash flows indicate that the carrying value may not be recoverable. The Company estimates the fair value of real estate using internal valuations generally based on discounted cash flow analyses. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset. At the time of foreclosure, properties are reclassified from commercial mortgage loans to real estate or other invested assets depending on the ownership of the underlying assets.

Joint Ventures, Partnerships, Limited Liability Companies. In accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, joint ventures, partnerships and limited liability companies are reported in other invested assets and generally use the statutory equity method as defined. Limited partnerships in which the Company has a minor ownership interest are recorded based on the underlying audited GAAP equity of the investee.

Derivative Financial Instruments. Statutory accounting rules provide that in order to qualify for hedge accounting, the derivative shall be designated as a hedge of a specific asset, liability, or anticipated transaction or portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk, and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item. When hedge accounting treatment does not apply, derivatives used in hedging transactions are recorded at fair value. Changes in fair value are recognized as unrealized gains and losses until contract termination or closing, when realized gains and losses are recognized in net income.

Net Investment Income. When interest and principal payments on investments are current, the Company recognizes interest income when it is earned. The Company stops recognizing interest income for bonds when interest payments are 90 days past due and for commercial mortgage loans when payment is considered delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are received. See Note 4 for further information.

Investment Gains and Losses. Unrealized capital gains and losses on investments carried at fair value are reflected directly in unassigned surplus. Realized capital gains and losses resulting from sales, asset write-downs and changes in valuation reserves are based on specifically identified assets and are recognized in net income, subject to the interest maintenance reserve policy described below.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(4)	Non-admitted Assets: In accordance with NAIC SSAPs, certain assets or certain portions of assets are excluded from the Company’s admitted assets on its balance sheet through a direct charge to unassigned surplus. Certain assets are limited by factors, such as a percentage of surplus, as to the amounts that qualify as admitted assets. Such assets include electronic data processing equipment and deferred tax assets.

(5)	Goodwill and Other Intangibles: Goodwill and other intangible assets include purchased customer relationships, provider networks and state licenses. The Company amortizes these assets on a straight-line basis over periods up to ten years, and revises amortization periods if it believes there has been a change in the length of time than an intangible asset will continue to have value.

(6)	Separate Accounts: Separate Account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives. The assets of these accounts are legally segregated and insulated from the general account of the Company and are not subject to claims that arise out of any of the Company’s other businesses. The separate account assets are largely carried at fair value. Separate account liabilities are established in amounts that are adequate to meet estimated future obligations to contractholders and plan participants. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, do not affect the Company’s net income. Premiums received and benefits paid on separate accounts flow through the general account and result in transfers between the two, which are reported in the Company’s net income.

(7)	Premium and Deposit Fund Liabilities: Premium and deposit funds are liabilities for investment-related products. These liabilities primarily consist of deposits received from customers and accumulated net investment income on their fund balances less accumulated administrative charges according to contract terms and customers’ experience.

(8)	Aggregate Reserves: Aggregate reserves for life, accident, health, disability, and annuity policies are established in amounts that are adequate to meet the estimated future obligations of policies in force and that equal or exceed the required statutory minimums. For individual life policies, liabilities are calculated using the net level premium method and the Commissioner’s Reserve Valuation Method. Annuity liabilities are calculated in such a way that they equal or exceed those produced by application of the Commissioner’s Annuity Reserve Valuation Method. Valuation of individual life insurance and annuity policies assumes interest discount at rates that do not exceed the statutory maximums. Discount rates ranged from 1.00% to 11.25% in 2020 and from 1.50% to 11.25% in 2019, with some rates grading to lower levels over time. Mortality and morbidity assumptions are predominately based on industry tables and are at least as conservative as the statutory minimums.

During 2020 the valuation basis for a block of run-out LTD claims was changed from using the 1987 Commissioner’s Group Disability Table with company experience to the 2012 Group Long Term Disability Valuation Table with company experience. This change resulted in an immaterial change to the reserve.

(9)	Premiums and Annuity and Other Considerations: Premiums for individual life insurance, individual and group annuity products, group life and accident and health insurance are considered revenue when due.

(10)	Other Policy and Contract Liabilities: Liabilities for other policy and contract claims are estimates of payments to be made on insurance claims for reported losses and estimates of incurred but not reported losses. Estimated amounts of reinsurance recoverable on unpaid losses are deducted from the liability for unpaid claims. Estimated liabilities are established for policies that contain experience-rating provisions according to contract terms and using the customer’s experience.

(11)	Income Taxes: The Company is included in the consolidated United States federal income tax return filed by Cigna. Pursuant to the Tax Sharing Agreement with Cigna, federal income taxes are allocated to the Company as if it were filing on a separate return basis. The tax benefit of net operating losses, capital losses and tax credits are funded to the extent they reduce the consolidated federal income tax liability. The Company generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes (temporary differences). Limitations of the admitted amount of the deferred tax asset are calculated in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP 10R and SSAP 10. More detailed information about the Company’s income taxes is disclosed in Note 7.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(12)	Participating Business: The Company’s participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company’s participating line of business.

(13)	Other Liabilities: Other liabilities consist of various insurance-related liabilities including amounts related to deposit-type contracts, reinsurance contracts, amounts withheld or retained by company as agent or trustee, and escheat liabilities. Legal costs to defend the Company’s litigation and arbitration matters are expensed when incurred in cases where the Company cannot reasonably estimate the ultimate cost to defend. In cases where the Company can reasonably estimate the cost to defend, these costs are recognized when the claim is reported.

(14)	Premium Deficiency Reserves: The Company anticipates investment income as a factor in a premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

(15)	Asset Valuation Reserve (AVR): The AVR is a reserve designed to reduce the impact on unassigned surplus of fluctuations in the fair value of all invested assets by providing an investment reserve for potential future losses on invested assets. The AVR is calculated in accordance with methods prescribed by the NAIC.

(16)	Interest Maintenance Reserve (IMR): The IMR is a reserve designed to defer realized capital gains and losses resulting from general interest rate changes. As prescribed by the NAIC, such realized capital gains and losses, net of related taxes, are deferred and amortized to net investment income over the stated or expected maturity of the invested asset disposed. To the extent the deferral of capital losses results in a net asset, such amount will be non-admitted.

(17)	Reinsurance in Unauthorized Companies: The Company has ceded insurance liabilities with insurers not licensed in Connecticut, or not approved by the Department. To the extent such liabilities are not covered by collateral or other security, Connecticut insurance regulations require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were approximately $2 million as of December 31, 2020 and and less than $1 million as of December 31, 2019.

(18)	Risk Sharing Provisions of the Affordable Care Act: Beginning in 2014, as prescribed by the Patient Protection and Affordable Care Act (ACA), three programs went into effect to reduce the risk for participating health insurance companies selling coverage on the public exchanges. These programs include a three-year (2014-2016) reinsurance program and a premium stabilization program comprised of a permanent component and a temporary (2014-2016) component. The Company accounts for these programs in accordance with SSAP 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act. See Note 19E for additional information.

(19)	Section 9010 Insurer Fee: Effective January 1, 2014, the Company adopted SSAP 106, Affordable Care Act Assessments, for the health insurance industry fee imposed under Section 9010 of the ACA.

(20)	Pharmaceutical Manufacturer Rebate Receivable. Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms.

(21)	Performance Guarantees. The Company provides performance guarantees associated with meeting certain service standards, clinical outcomes or financial metrics. If these service standards, clinical outcomes or financial metrics are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount. The Company establishes deferred revenues for estimated payouts associated with these performance guarantees.

(22)	Differences between NAIC SAP and GAAP: Statutory accounting principles as described above differ in some respects from GAAP. Principal differences under GAAP from these statutory financial statements include the following:

•	Aggregate reserves for life policies are calculated using mortality, interest and expense assumptions derived from the Company’s own experience or various actuarial tables.

•	Bonds and preferred stocks classified as available-for-sale are carried at fair value. Adjustments to fair value are recorded in shareholders’ equity as net unrealized appreciation or depreciation on investments, net of amounts required to adjust future policy benefits for run-off settlement annuity business and deferred income taxes.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

•	GAAP deferred tax assets or liabilities include financial statement items that are recognized differently for GAAP than for statutory accounting purposes. The GAAP tax asset does not currently include a valuation allowance which reflects management’s assessment as to whether certain deferred tax assets will be realizable. These assessments could be revised in the near term if underlying circumstances change. Statutory deferred tax assets are limited to the admittable amount allowed in accordance with SSAP 101.

•	Acquisition costs are deferred and amortized over the estimated contract period of the related policies.

•	Costs for certain stock option grants under equity compensation plans sponsored by Cigna as calculated in accordance with Accounting Standards Codification 718 “Compensation – Stock Compensation” are not included in net income or contributed capital.

•	A transition obligation for postretirement benefits other than pensions was fully recognized in 1992. The postretirement benefit obligation other than pensions includes a portion accrued for employees not currently eligible for postretirement benefits as calculated in accordance with Accounting Standards Codification 715 “Compensation – Retirement Benefits”.

•	Reinsurance recoverables are presented as assets and are not netted against insurance liabilities.

•	Investments in subsidiaries are consolidated under GAAP.

In addition, other principal differences under GAAP from these statutory financial statements include the following:

•	Non-admitted assets (including furniture and equipment, goodwill and intangibles) less applicable allowance accounts are restored to the balance sheet.

•	The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are not recorded.

•	The liability for reinsurance in unauthorized companies is not recorded.

NOTE 2 - ACCOUNTING CHANGES, CORRECTIONS OF ERRORS, AND DIFFERENCE BETWEEN FILED ANNUAL STATEMENT AND AUDITED FINANCIAL STATEMENT

As a result of a Connecticut Insurance Department (CID) coordinated audit, the Company became aware of an error in its 2011 to 2019 financial statements related to the Company’s treatment of rebates received from pharmaceutical manufacturers. Cigna Health and Life Insurance Company (CHLIC) and the Company, related parties, performed pharmacy benefits services for fourteen affiliated Health Maintenance Organizations (HMOs) during those years without an approved intercompany agreement. CHLIC and the Company collected and retained all related pharmacy manufacturer rebates. This arrangement has been superseded by the 2019 Pharmacy Benefit Services Agreement (PBSA) between the Company and Express Scripts.

During December 2020, CID instructed CHLIC and the Company to reimburse the HMOs for the applicable pharmacy rebates. As permitted by SSAP No 3 – Accounting Changes and Corrections of Errors the Company reported the correction of the error as an adjustment to unassigned funds (surplus) at December 31, 2020. As a result this correction has no impact on net income for years ended 2019 and 2020 or to reported assets, liabilities or surplus for year ended December 31, 2019. This resulted in a $27.9 million increase in Intercompany Payable and a $27.9 million decrease to Surplus for December 31, 2020.

NOTE 3 – ACQUISITIONS AND DISPOSITIONS

A.	Sales of Retirement Benefits and Individual Insurance Business

On April 1, 2004, the Company sold its retirement benefits business, excluding the corporate-owned life insurance business to Prudential Retirement Insurance and Annuity Company (PRIAC). In connection with the January 1, 2005 transfer to PRIAC of certain separate account assets related to the retirement benefits business under a modified coinsurance arrangement, the Company received units of PRIAC’s separate accounts and carries those units as separate account assets on its balance sheet. At December 31, 2020, there was $17 million of separate account assets and liabilities associated with this modified coinsurance business.

Excluded from the Company’s reported separate account assets and liabilities are $46 million at December 31, 2020 of separate account assets and liabilities that are fully reinsured by PRIAC under indemnity coinsurance arrangements. The Company guarantees, and PRIAC reinsures these guarantees, that separate account assets will be sufficient to pay certain retiree benefits. For the majority of the benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers do not maintain the required levels of separate account assets, the Company or PRIAC has the right to redirect the management of the related assets to provide for benefit payments. There were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2020.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

In 1998 the Company sold its individual life insurance and annuity business. The sale generated an after tax gain of $624 million and is earned over 29 years on a declining basis. The Company recognized deferred gains of $16 million and $17 in 2020 and 2019, respectively. The remaining deferred gain as of December 31, 2020 was $75 million.

NOTE 4 - INVESTMENTS

A.	Bonds

The amortized cost and market value by contractual maturity periods for bonds, including short-term investment and cash equivalents, were as follows at December 31, 2020:

(in millions)	Amortized Cost	Fair Value
Due in one year or less	$182	$182
Due after one year through five years	425	453
Due after five years through ten years	664	827
Due after ten years	1,847	2,537
Mortgage- and other asset-backed securities	160	176
Total	$3,278	$4,175

Gross unrealized appreciation (depreciation) for bonds by type of issuer was as follows:

December 31, 2020
(in millions)	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
US government	$82	$5	$—	$87
All other governments	113	54	(2)	165
Special revenue and assessment	153	116	—	269
Industrial and miscellaneous	2,741	711	(3)	3,449
SVO identified funds	—	—	—	—
Mortgage and other asset-backed	161	17	(1)	177
Total	$3,250	$903	$(6)	$4,147

December 31, 2019
(in millions)	Amortized Cost	Unrealized Appreciation	Unrealized Depreciation	Fair Value
US government	$31	$2	$—	$33
All other governments	111	37	—	148
Special revenue and assessment	225	156	—	381
Industrial and miscellaneous	2,843	517	(4)	3,356
SVO identified funds	—	—	—	—
Mortgage and other asset-backed	160	14	—	174
Total	$3,370	$726	$(4)	$4,092

Private placement bonds constituted 48% of the bond portfolio at December 31, 2020 and 47% at December 31, 2019.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Disposal information for bonds for the years ended December 31 was as follows:

(in millions)	2020	2019
Proceeds	$655	$629
Gross gains	$120	$59
Gross losses	$(16)	$(4)

Review of Declines in Fair Value

Management reviews bonds with a decline in fair value from cost for impairment based on criteria that include:

•	length of time and severity of decline;

•	financial health and specific near term prospects of the issuer;

•	changes in the regulatory, economic or general market environment of the issuer’s industry or geographic region; and

•	the Company’s intent to sell or the likelihood of a required sale prior to recovery.

Based on this review, management believes the unrealized depreciation below to be temporary and, therefore, has not impaired these amounts. Bonds with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

	December 31, 2020				December 31, 2019
($ in millions)	Fair Value	Amortized Cost	Unrealized Depreciation	Count	Fair Value	Amortized Cost	Unrealized Depreciation	Count
One year or less:
Investment grade	$116	$118	$(2)	39	$60	$61	$(1)	23
Below investment grade	$28	$31	$(3)	8	$12	$13	$(1)	2
More than one year:
Investment grade	$7	$7	$—	1	$70	$71	$(1)	11
Below investment grade	$18	$19	$(1)	5	$9	$10	$(1)	5

There were no common stock or preferred stock with a fair value significantly lower than cost as of December 31, 2020 or 2019.

The unrealized depreciation of investment grade bonds is primarily due to increases in market yields since purchase. Net realized investment gains and losses before taxes and interest maintenance reserve included other-than-temporary impairments of bonds of $16 million in 2020 and $0 in 2019.

Cash and Liquidity Pools

The Company’s liquidity pool is an investment fund used to efficiently manage cash on behalf of wholly-owned Cigna Corporation subsidiaries. The Company’s liquidity pool balance as of December 31, 2020 was $28 million and was comprised of cash equivalents (91%) and short-terms (9%).

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

B.	Mortgage Loans, including Mezzanine Real Estate Loans

(in millions)	2020		2019
	Min	Max	Min	Max
• The minimum and maximum lending rates for new City Loans were as follows:	3.20%	5.32%	3.50%	4.34%
• The maximum percentage of any one loan to the value of security at the time of the loan was:		88.0%		65.0%
• Impaired commercial mortgage loans without an allowance for credit losses:	$—		$—
• Average recorded investment in impaired loans:	$—		$—
• Interest income recognized during the period the loans were impaired:	$—		$—
• Allowance for credit losses:
• Balance at the beginning of the period	$—		$—
• Additions charged to operations	$—		$—
• Direct write-downs charged against the allowance	$—		$—
• Recoveries of amounts previously charged off	$—		$—
• Balance at the end of the period	$—		$—

At December 31, commercial mortgage loans were distributed among the following property types and geographic regions:

(in millions)	December 31, 2020	December 31, 2019
Property type:
Office buildings	$96	$79
Retail facilities	14	23
Apartment buildings	117	102
Hotels	29	24
Industrial	14	30
Other	—	5
Total	$270	$263

(in millions)	December 31, 2020	December 31, 2019
Geographic region:
Pacific	$121	$125
South Atlantic	20	26
Central	55	47
New England	23	28
Middle Atlantic	42	23
Mountain	9	14
Total	$270	$263

The fair value of the Company’s commercial mortgage loans was $275 million as of December 31, 2020 and $269 million as of December 31, 2019.

Credit Quality

The Company regularly evaluates and monitors credit risk, beginning with the initial underwriting of a mortgage loan and continuing throughout the investment holding period. Mortgage origination professionals employ an internal credit quality rating system designed to evaluate the relative risk of the transaction at each loan’s origination that is then updated each year as part of the annual portfolio loan review. The Company evaluates and monitors credit quality on an ongoing basis, classifying each loan as a loan in good standing, potential problem loan or problem loan.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Quality ratings are based on our evaluation of a number of key inputs related to the loan, including real estate market-related factors such as rental rates and vacancies, and property-specific inputs such as growth rate assumptions and lease rollover statistics. However, the two most significant contributors to the credit quality rating are the debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt with a ratio below 1.0 indicating that there is not enough cash flow to cover the required loan payments. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

The following tables summarize the credit risk profile of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios, as of December 31, 2020 and 2019:

Debt Service Coverage Ratio

($ in millions)	December 31, 2020			December 31, 2019
Loan-to-Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to-Value Ratio	Carrying Value	Average Debt Service Coverage Ratio	Average Loan-to-Value Ratio
Below 60%	$107	2.18		$178	2.22
60% to 79%	137	2.02		73	1.91
80% to 100%	26	1.41		12	1.74
Total	$270	2.02	61%	$263	2.11	49%

The Company’s annual in-depth review of its commercial mortgage loan investments is the primary mechanism for identifying emerging risks in the portfolio. The most recent review was completed by the Company’s investment professionals in the second quarter of 2020 and included an analysis of each underlying property’s most recent annual financial statements, rent rolls, operating plans, budgets, a physical inspection of the property and other pertinent factors. Based on historical results, current leases, lease expirations and rental conditions in each market, the Company estimates the current year and future stabilized property income and fair value, and categorizes the investments as loans in good standing, potential problem loans or problem loans. The results of the 2020 review showed consistency from the prior year in each of the key metrics and confirmed the overall strength of the portfolio. Based on property valuations and cash flows estimated as part of this review, and considering updates for loans where material changes were subsequently identified, the portfolio’s average loan-to-value ratio increased to 61% at December 31, 2020 from 49% at December 31, 2019, primarily due to collateral value changes in the underlying properties. The portfolio’s average debt service coverage ratio decreased to 2.02 at December 31, 2020 from 2.11 at December 31, 2019, reflective of a short-term strain on income from certain property types.

The company will reevaluate a loan’s credit quality between annual reviews if new property information is received or events such as delinquency or a borrower’s request for restructure cause management to believe that the Company’s estimate of financial performance, fair value or the risk profile of the underlying property has been impacted.

There were no loans restructured during 2020 and 2019.

Potential problem mortgage loans are considered current (no payment more than 59 days past due), but exhibit certain characteristics that increase the likelihood of future default. The characteristics management considers include, but are not limited to, the deterioration of debt service coverage below 1.0, estimated loan-to-value ratios increasing to 100% or more, downgrade in quality rating and request from the borrower for restructuring. In addition, loans are considered potential problems if principal or interest payments are past due by more than 30 but less than 60 days. Problem mortgage loans are either in default by 60 days or more or have been restructured as to terms, which could include concessions on interest rate, principal payment or maturity date. The Company monitors each problem and potential problem mortgage loan on an ongoing basis, and updates the loan categorization and quality rating when warranted.

There were no problem or potential problem mortgage loans at December 31, 2020 and 2019.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Impaired Commercial Mortgage Loans

A commercial mortgage loan is considered impaired when it is probable that the Company will not collect all amounts due (principal and interest) according to the terms of the original loan agreement. The Company assesses each loan individually for impairment, utilizing the information obtained from the quality review process discussed above. Impaired loans are carried at the lower of unpaid principal balance or the fair value of the underlying real estate. In some cases when it is probable that the Company will not collect all interest due under the original agreements, the loan will be considered impaired but a related valuation reserve will not be recorded because the fair value of the underlying real estate is higher than the remaining carrying value of the loan.

As of December 31, 2020 and 2019, there were no impaired commercial mortgage loans and no valuation reserves associated with impaired loans.

The Company recognizes interest income on problem mortgage loans only when payment is actually received because of the risk profile of the underlying investment. There were no non-accrual commercial mortgage loans for 2020 or 2019.

C.	Debt Restructuring

(in millions)	2020	2019
(1) The total recorded investment in restructured loans for which impairment has been recognized, as of December 31	$11	$—
(2) The realized capital losses related to these loans	$1	$—
(3) Total contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings	$—	$—
(4) The Company accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans is generally recognized on a cash basis.

D.	Realized Investment Gains and Losses

Net realized investment gains and losses before taxes and interest maintenance reserve on bonds, common stock, real estate, commercial mortgage loans and other long term investments include impairments in the value of investments of $35 million in 2020 and $30 million in 2019. In addition, realized investment gains before taxes and interest maintenance reserve, primarily from the sale of bonds, common stock and other long-term invested assets were $175 million in 2020 and $89 million in 2019.

E.	Loan-Backed Securities

(1)	Prepayment assumptions for loan-backed securities and other structured securities were obtained from external financial data sources. These assumptions are consistent with the current interest rate and economic environment.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(2)	Loan-backed and structured securities with recognized other-than-temporary impairments as of December 31, 2020 are summarized as follows:

		(1)	(2)		(3)
		Amortized	OTTI Recognized in Loss		Fair Value
		Cost Basis Before	2a	2b	1 - (2a +
(in millions)		OTTI	Interest	Non-Interest	2b)
OTTI recognized in 1st quarter
a.	Intent to sell	$—	$—	$—	$—
b.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—
c.	Total 1st quarter	—	—	—	—
OTTI recognized in 2nd quarter
d.	Intent to sell	—	—	—	—
e.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	1	—	1	—
f.	Total 2nd quarter	1	—	1	—
OTTI recognized in 3rd quarter
g.	Intent to sell	—	—	—	—
h.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—
i.	Total 3rd quarter	—	—	—	—
OTTI recognized in 4th quarter
j.	Intent to sell	—	—	—	—
k.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—
l.	Total 4th quarter	—	—	—	—
m.	Annual aggregate total		$—	$1

(3)	The Company had no loan-backed and structured securities with recognized other-than-temporary impairments where the present value of cash flow expected to be collected is less than the amortized cost basis as of December 31, 2020.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(4)	As of December 31, 2020, loan-backed and structured securities with a decline in fair value from amortized cost were as follows, including the length of time of such decline:

(in millions)
a. The aggregate amount of unrealized losses:
1. Less than 12 Months	$—
2. 12 Months or Longer	$1

b. The aggregate related fair value of securities with unrealized losses:
1. Less than 12 Months	$7
2. 12 Months or Longer	$3

(5)	Management reviews loan-backed and structured securities with a decline in fair value from cost for impairment based on criteria that include:

•	length of time and severity of decline;
•	financial and specific near-term prospects of the issuer;
•	changes in the regulatory, economic, or general market environment of the issuer’s industry or geographic region; and
•	the Company’s intent to sell or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost.

Based on this review, management believes the unrealized depreciation on loan-backed securities to be temporary and, therefore, has not impaired these amounts.

F.	Dollar Repurchase Agreements and/or Securities Lending Transactions

Repurchase agreements with banks and security dealers are subject to company authorization guidelines that require securities be issued by the U.S. Treasury or a U.S. Government Agency or Sponsored Enterprise. The Company has a signed/executed a Master Repurchase Agreement with each dealer. All active dealers must be on an approved list that is monitored by a credit group.

G.	Repurchase Agreements Transactions Accounted for as Secured Borrowing

Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

H.	Restricted Assets

(1)	Restricted Assets (Including Pledged):

(in millions)		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non- admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.00%	0.00%
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
c.	Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
d.	Subject to reverse repurchase agreements	—	—	—	—	—		—	—	—	0.00%	0.00%
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	0.00%	0.00%
g.	Placed under option contracts	—	—	—	—	—	—	—	—	—	0.00%	0.00%
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00%	0.00%
i.	FHLB capital stock	—	—	—	—	—	—	—	—	—	0.00%	0.00%
j.	On deposit with states	17	—	—	—	17	17	—	—	17	0.08%	0.08%
k.	On deposit with other regulatory bodies	132	—	—	—	132	122	10	—	132	0.61%	0.61%
l.	Pledged collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	—	—	0.00%	0.00%
m	Pledged as collateral not captured in other categories	1,412	—	17	—	1,429	10	1,419	—	1,429	6.60%	6.65%
n.	Other restricted assets	—	—	—	—	—	—	—	—	—	0.00%	0.00%
o.	Total restricted assets	$1,562	$—	$17	$—	$1,578	$149	$1,429	$—	$1,578	7.29%	7.34%

(a) Subset of column 1    (b) Subset of column 3    (c) Column 5 divided by Asset Page, Column 1, Line 28    (d) Column 9 divided by Asset Page, Column 3, Line 28

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(2)	Detail of Assets Pledged as Collateral Not Captured in Other Categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross (Admitted & Nonadmitted) Restricted							8	Percentage
	Current Year					6	7		9	10
(in millions)	1	2	3	4	5
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total from Prior Year	Increase/(Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Aggregate derivatives collateral: collateral for derivative swaps/futures	$16	$—	$17	$—	$32	$10	$22	$32	0.15%	0.15%
Assets held for reinsurance trust	$1,397	$—		$—	$1,397		$1,397	$1,397	6.45%	6.50%
Total (c)	$1,413	$—	$17	$—	$1,429	$10	$1,419	$1,429	6.60%	6.65%

(a) Subset of column 1

(b) Subset of column 3

(c) Total Line for Columns 1 through 7 should equal 5L(1)m Columns 1 through 7 respectively, and Total Line for Columns 8 through 10 should equal 5L(1)m Columns 9 through 11, respectively

(3)	Detail of Restricted Assets

Not Applicable.

(4)	Collateral Received and Reflected as Assets within the Reporting Entity’s Financial Statements

General Account

(in millions)		1	2	3	4
		Book/Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
a.	Cash, Cash Equivalents and Short-Term Investments	$3	$3	0.03%	0.03%
b.	Schedule D, Part 1			—%	—%
c.	Schedule D, Part 2, Section 1			—%	—%
d.	Schedule D, Part 2, Section 2			—%	—%
e.	Schedule B			—%	—%
f.	Schedule A			—%	—%
g.	Schedule BA, Part 1			—%	—%
h.	Schedule DL, Part 1			—%	—%
i.	Other			—%	—%
j.	Total Collateral Assets	$3	$3	0.03%	0.03%

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Separate Account
(in millions)		1	2	3	4
		Book Adjusted Carrying Value	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets **
k.	Cash, Cash Equivalents and Short-Term Investments			—%	—%
l.	Schedule D, Part 1			—%	—%
m.	Schedule D, Part 2, Section 1			—%	—%
n.	Schedule D, Part 2, Section 2			—%	—%
o.	Schedule B			—%	—%
p.	Schedule A			—%	—%
q.	Schedule BA, Part 1			—%	—%
r.	Schedule DL, Part 1			—%	—%
s.	Other			—%	—%
t.	Total Collateral Assets	$—	$—	—%	—%

* column 1 divided by Asset Page, Line 26 Column 1
** column 1 divided by Asset Page, Line 26 Column 3

		1	2
	(in millions)	Amount	% of Liability to Total Liability
u.	Recognized Obligation to Return Collateral Asset (General Account)	$3	0.066%
v.	Recognized Obligation to Return Collateral Asset (Separate Account)

I.	Prepayment Penalty and Acceleration Fees

($ in millions)	General Account	Separate Account

(1) Number of CUSIPs	13	79
(2) Aggregate amount of investment income	$2	$7

NOTE 5 – JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

A.	The Company has no investments in Joint Ventures, Partnerships or Limited Liability Companies that exceed 10% of its admitted assets as of December 31, 2020 or 2019.

B.	The Company did not recognize any impairment write-downs during 2020. The Company recognized an other than temporary impairment write-down of approximately $30 million on 2 Real Estate partnerships during 2019.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 6 – DERIVATIVE INSTRUMENTS

A.	Derivatives under SSAP No. 86 - Derivatives

(1)	The Company’s strategy is to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related policy and contract liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, the Company typically uses derivative financial instruments to reduce interest rate and foreign currency risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. The loss that the Company would incur if all dealers completely failed to perform under derivative contracts totals the fair values owed by dealers of $4 million and $13 million at December 31, 2020 and 2019, respectively. The Company has entered arrangements (Credit Support Annexes to ISDA Master Agreements) requiring the posting of collateral for credit risk management purposes with many of its over the counter (OTC) derivatives counterparties. This collateral backs OTC derivative transactions (primarily interest rate and foreign currency swaps hedging fixed income securities). The fair value of collateral posted by the Company at December 31, 2020 and 2019 was $18 million and $1 million, respectively.

In order to qualify for hedge accounting, a derivative must be designated as a hedge of a specific asset, liability, anticipated transaction, or a portfolio of specific assets or specific liabilities. The item to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item.

At December 31, 2020 and 2019, the Company’s derivative contracts were as follows:

(in millions)
Derivatives	Notional Amount		Book/ Adjusted Carrying Value		Fair Value
	2020	2019	2020	2019	2020	2019
Swaps	$243	$225	$(14)	$5	$(19)	$9
Options	$119	$118	$—	—	—	—
Total	$362	$343	$(14)	$5	$(19)	$9

(2)	The following table presents information about the nature and accounting treatment of the Company’s derivative financial instruments. Additional information on the Company’s accounting policy for derivative financial instruments can be found in Note 1 C (3) to these financial statements. Also, additional information relating to the fair values of these derivative financial instruments can be found in Note 16 to these financial statements.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)
Instrument	Notional Amount		Risk	Purpose	Cash Flows	Accounting Policy
	2020	2019
Foreign Currency Swaps	$15	$30	Foreign Currency Risk	To hedge the interest and/or foreign currency cash flows of bonds to match associated liabilities. Currency swaps include Japanese yen and Euros for a period of less than one year.	The Company periodically exchanges cash flows between two currencies for both principal and interest payments.	Using cash flow hedge accounting, swaps are reported at amortized cost. Changes in value due to fluctuations in foreign currency exchange rates are recorded in other invested assets or other liabilities, and unrealized gains and losses. Net interest cash flows are reported in net investment income and cash from operations.
Foreign Currency Swaps	$228	$194	Foreign Currency Risk	To hedge the foreign exchange related changes in fair value of certain of the Company’s bonds. Currency swaps include Euros, British pounds and Australian dollars for periods of up to 29 years.	The Company periodically exchanges cash flows between two currencies for both principal and interest payments.	Using fair value hedge accounting, swaps are reported at amortized cost. Changes in value due to fluctuations in foreign currency exchange rates are recorded in other invested assets or other liabilities, and unrealized gains and losses. Net interest cash flows are reported in net investment income and cash from operations.
Options	$119	$118	Interest Rate Risk	To hedge the possibility of policyholder cash surrender when underlying investment book values are greater than market values.	The Company pays periodic fees to third parties, and may receive or pay cash upon the policyholder’s surrender of the policy, based on book and market values of underlying investments at the time of surrender.	Using cash flow hedge accounting, options are reported at amortized cost in other invested assets or other liabilities, with amortization reported in increase in aggregate reserves for life and accident and health contracts. These cash flows will be reported in cash from operations.

(3)	The Company’s accounting for the above derivatives follows SSAP No. 86 Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions for those derivatives entered into after January 1, 2003 and SSAP No. 31 Derivative Instruments for those derivatives held prior to that date. Derivatives that use hedge accounting are part of highly effective hedge programs, and as such the accounting follows that of the respective hedged item.

(4)	Derivative contracts with financing premiums – Not applicable.

(5)	The net unrealized gains or losses during the reporting periods representing the component of the derivative instrument’s gain or loss, if any, excluded from the assessment of hedge effectiveness. – None.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(6)	The net unrealized gains or losses during the reporting periods resulting from derivatives that no longer qualify for hedge accounting. – Not applicable.

(7)	Derivatives accounted for as cash flow hedges of a forecasted transaction. – Not applicable.

(8)	At December 31, 2020 and 2019, the fair value of the Company’s options hedging the possibility of policyholder cash surrender when underlying investment book values are greater than market values was not material. There are no financing premiums paid under the terms of these contracts. Annual fees paid to third parties on a quarterly basis are not material to the Company.

B.	Derivatives under SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees

(1)	Hedged item/hedging instruments and hedging strategy – Not applicable.

(2)	Recognition of gains/losses and deferred assets and liabilities – Not applicable.

(3)	Hedging strategies identified as no longer highly effective – Not applicable.

(4)	Hedging strategies terminated – Not applicable.

NOTE 7 – INCOME TAXES

A.	The components of the net deferred tax asset / (liability) at December 31 are as follows:

(1)
(in millions)	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Gross deferred tax asset	$155	$9	$164	$153	$10	$163
(b) Statutory Valuation allowance adjustment	—	—	—	—	—	—
(c) Adjusted gross deferred tax asset (1a - 1b)	155	9	164	153	10	163
(d) Non-admitted deferred tax asset	106	—	106	72	—	72
(e) Subtotal Net Admitted deferred tax asset (1c - 1d)	49	9	58	81	10	91
(f) Deferred tax liability	29	6	35	59	9	68
(g) Net admitted deferred tax asset (1e - 1f)	$20	$3	$23	$22	$1	$23
	-	-	-	-	-	-
(1)
(in millions)	Change
	Ordinary	Capital	Total
(a) Gross deferred tax asset	$2	$(1)	$1
(b) Statutory Valuation allowance adjustment	—	—	—
(c) Adjusted gross deferred tax asset (1a - 1b)	2	(1)	1
(d) Non-admitted deferred tax asset	34	—	34
(e) Subtotal Net Admitted deferred tax asset (1c - 1d)	(32)	(1)	(33)
(f) Deferred tax liability	(30)	(3)	(33)
(g) Net admitted deferred tax asset (1e - 1f)	$(2)	$2	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(2) Admission calculation under 11.a.-11.c
(in millions)	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Admitted pursuant to 11.a. (loss carrybacks)	$—	$3	$3	$—	$1	$1
(b) Admitted pursuant to 11.b. (realization)
1. Realization per 11.b.i.	20	—	20	22	—	22
2. Limitation per 11.b.ii.	—	—	984	—	—	887
(c) Admitted pursuant to 11.c.	29	6	35	59	9	68
Total admitted adjusted gross deferred tax asset (2a+2b+2c)	$49	$9	$58	$81	$10	$91

(2) Admission calculation under 11.a.-11.c
(in millions)	Change
	Ordinary	Capital	Total
(a) Admitted pursuant to 11.a. (loss carrybacks)	$—	$2	$2
(b) Admitted pursuant to 11.b. (realization)
1. Realization per 11.b.i.	(2)	—	(2)
2. Limitation per 11.b.ii.	—	—	97
(c) Admitted pursuant to 11.c.	(30)	(3)	(33)
Total admitted adjusted gross deferred tax asset (2a+2b+2c)	$(32)	$(1)	$(33)

(3) Used in 11.b.
	2020	2019
	Percentage	Percentage
(a) Applicable ratio for realization limitation threshold	579.55%	538.98%

(4) Impact of Tax Planning Strategies (TPS) on adjusted gross DTAs and net admitted DTAs
	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
(b) Net admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0.00%	90.44%	12.89%	0.00%	56.76%	1.98%
(c) Do TPS include a reinsurance strategy?		No			No

(4)
	Change
	Ordinary	Capital	Total

(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0.00%	0.00%	0.00%
(b) Net admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0.00%	33.68%	10.91%
(c) Do TPS include a reinsurance strategy?		No

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

B.	Temporary differences for which a deferred tax liability has not been established:

All deferred tax liabilities have been properly recognized.

C.	Significant components of income taxes incurred:

(1) Current income taxes incurred consist of the following major components:
(in millions)	2020	2019
(a) Current federal income tax expense	$7	$3
(b) Foreign income tax expense	—	—
(c) Subtotal	7	3
(d) Tax expense on realized capital gains	66	6
(e) Utilization of capital loss carry-forwards	—	—
(f) Other, including prior year underaccrual / (overaccrual)	—	—
Federal and foreign income taxes incurred	$73	$9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

(2) Deferred Tax Assets Resulting From Book/Tax Differences In:
(in millions)	2020	2019	Change
Other insurance & contract holder liabilities	$53	$55	$(2)
Depreciation and amortization	10	9	1
Employee and retiree benefit plans	15	17	(2)
Deferred acquisition costs	48	46	2
Non-admitted assets	12	12	—
Investment, net	14	11	3
Other	12	13	(1)
Gross deferred tax assets	164	163	1
Non-admitted deferred tax assets	(106)	(72)	(34)
Admitted deferred tax assets	$58	$91	$(33)

(3) Deferred Tax Liabilities Resulting From Book/Tax Differences In:
(in millions)	2020	2019	Change
Other insurance & contract holder liabilities	$—	$2	$(2)
Investment, net	35	66	(31)
Other	—	—	—
Gross deferred tax liabilities	$35	$68	$(33)

(4) Net Deferred Tax Assets/Liabilities (in whole dollars):	$23	$23	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

(in millions)	2020	2019	Change
Total deferred tax assets	$164	$163	$1
Total deferred tax liabilities	(35)	(68)	33
Net deferred tax assets/liabilities	$129	$95	$34
Statutory valuation allowance adjustment	—	—	—
Net deferred tax asset/liabilities after Stat Valuation Allowance	$129	$95	$34
Tax effect of unrealized gains/(losses)			(2)
Statutory valuation allowance adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax			$32

D.	Reconciliation of total statutory income taxes reported to tax at statutory rate:

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/losses. The significant items causing this difference are as follows:

(in millions)	December 31, 2020	Effective Tax Rate
Provision computed at statutory rate	$398	21.00%
Investment items	(1)	(0.07)%
Change in non-admitted assets	—	—%
Affiliate distribution	(368)	(19.40)%
PPACA Fee	1	0.03%
IMR	21	1.11%
Deferred Gain	(3)	(0.18)%
Foreign	—	0.02%
Other, net	(7)	(0.34)%
Total	$41	2.17%

Federal income taxes incurred	$73	3.85%
Change in net deferred income taxes	(32)	(1.68)%
Total statutory income taxes	$41	2.17%

E.	Carryforwards, recoverable taxes, and IRC Sec. 6603 deposits:

(1)	At December 31, 2020 and 2019, the Company has utilized all of its net operating or capital loss carry forwards.

(2)	Life insurance companies are not able to carryback net operating losses. Income taxes available for recoupment in the event of future losses include (in millions):

2020	-	$51
2019	-	$31
2018	-	$11

(3)	Deposits under IRS Code Section 6603 – not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

F.	Consolidated Federal Income Tax Returns

The Company’s Federal Income Tax return is consolidated with Cigna, and the following subsidiaries of Cigna:

Accredo Health Group, Inc.	Cigna Healthcare of California Inc	Express Scripts Sales Operations, Inc.
Accredo Health, Inc.	Cigna Healthcare of Colorado Inc	Express Scripts Senior Care Holdings, Inc.
AHG of New York, Inc.	Cigna Healthcare of Connecticut Inc	Express Scripts Senior Care, Inc.
Allegiance Benefit Plan Management Inc	Cigna Healthcare of Florida Inc	Express Scripts Services Company, Inc.
Allegiance Cobra Services Inc	Cigna Healthcare of Georgia Inc	Express Scripts Specialty Distribution Services, Inc.
Allegiance Life & Health Insurance Co	Cigna Healthcare of Illinois Inc	Express Scripts Strategic Development, Inc.
Allegiance Re Inc	Cigna Healthcare of Indiana Inc	Express Scripts Utilization Management, Inc.
American Retirement Life Insurance Company	Cigna Healthcare of Maine Inc	Express Scripts, Inc.
Arizona Healthplan Inc	Cigna Healthcare of Massachusetts Inc	Former Cigna Investments Inc
Benefit Management Corp	Cigna Healthcare of New Hampshire Inc	Freco, Inc.
BioPartners in Care, Inc.	Cigna Healthcare of New Jersey Inc	GreatWest Healthcare of Illinois Inc
Bravo Health Mid-Atlantic, Inc.	Cigna Healthcare of North Carolina Inc	Hazard Center Investment Co LLC
Bravo Health Pennsylvania, Inc.	Cigna Healthcare of Pennsylvania Inc	Healthbridge Reimbursement & Product Support, Inc.
Brighter, Inc.	Cigna Healthcare of South Carolina	Healthbridge, Inc.
Care Continuum, Inc.	Cigna Healthcare of St Louis Inc	Healthsource Benefits Inc
CareAllies, Inc.	Cigna Healthcare of Tennessee Inc	Healthsource Inc
CG Individual Tax Benefit Payments Inc	Cigna Healthcare of Texas Inc	Healthsource Properties Inc
CG Life Pension Benefit Payments Inc	Cigna Healthcare of Utah Inc	Healthspring Life & Health Insurance Company
CG LINA Pension Benefit Payments Inc	Cigna Holding Company	Healthspring of Florida, Inc.
Chiro Alliance Corporation	Cigna Holdings Inc	Healthspring, Inc.
Cigna Arbor Life Insurance Company	Cigna Holdings Overseas Inc	IHN Inc.
Cigna Behavioral Health Inc	Cigna Integrated Care Inc	Intermountain Underwriters Inc
Cigna Behavioral Health of California Inc	Cigna Intellectual Property Inc	Kronos Optimal Health Company
Cigna Behavioral Health of Texas	Cigna International Corporation	Life Ins Co of North America
Cigna Benefit Technology Solutions, Inc.	Cigna International Finance Inc	LINA Benefit Payments Inc
Cigna Benefits Financing, Inc.	Cigna International Services Inc	Loyal American Life Insurance Company
Cigna Dental Health Inc	Cigna Investment Group Inc	Lynnfield Compounding Center, Inc.
Cigna Dental Health of California Inc	Cigna Investments Inc	Lynnfield Drug, Inc.
Cigna Dental Health of Colorado Inc	Cigna Life Insurance Company of New York	MAH Pharmacy, LLC
Cigna Dental Health of Delaware Inc	Cigna Linden Holdings Inc	Managed Care Consultants Inc
Cigna Dental Health of Florida Inc	Cigna Managed Care Benefits Company	Matrix Healthcare Services, Inc.
Cigna Dental Health of Illinois Inc	Cigna National Health Insurance Company	MCC Independent Practice Assoc of New York Inc
Cigna Dental Health of Kansas Inc	Cigna Poplar Holdings Inc	Medco Containment Insurance Company of New York
Cigna Dental Health of Kentucky Inc	Cigna RE Corporation	Medco Containment Life Insurance Company
Cigna Dental Health of Maryland Inc	Cigna Resource Manager Inc	Medco Health Information Network Partners, Inc.
Cigna Dental Health of Missouri Inc	Cigna Worldwide Insurance Company	Medco Health Puerto Rico, LLC
Cigna Dental Health of New Jersey Inc	Connecticut General Benefit Payments Inc.	Medco Health Services, Inc.
Cigna Dental Health of North Carolina Inc	Connecticut General Corporation	Medco Health Solutions, Inc.
Cigna Dental Health of Ohio Inc	Connecticut General Life Insurance Company	Mediversal Inc
Cigna Dental Health of Pennsylvania Inc	Curascript, Inc.	Medsolutions Holdings, Inc.
Cigna Dental Health of Texas Inc	Diversified NY IPA, Inc.	Medsolutions of Texas, Inc.
Cigna Dental Health of Virginia Inc	Diversified Pharmaceutical Services, Inc.	Priority Healthcare Corporation
Cigna Dental Healthplan of Arizona Inc	ESI GP Holdings, Inc.	Priority Healthcare Distribution, Inc.
Cigna Direct Marketing Company Inc.	ESI Mail Order Processing, Inc.	Provident American Life and Health Insurance Company
Cigna Federal Benefits Inc	ESI Mail Pharmacy Service, Inc.	QUALCARE ALLIANCE NETWORKS, INC.
Cigna Global Holdings Inc	Evernorth Enterprise Services, Inc.	QUALCARE, INC.
Cigna Global Insurance Company Limited	Evernorth Health, Inc.	Sagamore Health Network Inc
Cigna Global Reinsurance Company LTD	Evernorth Sales Operations, Inc.	SCIBAL ASSOCIATES, INC.
Cigna Health and Life Insurance Company	Evernorth Strategic Development, Inc.	Spectracare Health Care Ventures, Inc.
Cigna Health Corporation	eviCore 1, LLC	SpectraCare, Inc.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Cigna Health Management Inc	Express Reinsurance Company	Tel-Drug Inc
Cigna Healthcare Benefits Inc	Express Scripts Administrators, LLC	United Benefit Life Insurance Company
Cigna Healthcare Holdings Inc	Express Scripts Canada Holding Company	Universal Claims Administration
Cigna Healthcare Inc	Express Scripts Health Information Network Partners, Inc.	Verity Solutions Group, Inc.
Cigna Healthcare Mid-Atlantic Inc	Express Scripts Pharmaceutical Procurement, LLC
Cigna Healthcare of Arizona Inc	Express Scripts Pharmacy, Inc.

G.	Federal or Foreign Income Tax Loss Contingencies

(1)	The statute of limitations for Cigna’s consolidated income tax returns through 2016 have closed. Cigna has filed amended consolidated tax returns for various years and the pending refunds are subject to Internal Revenue Service (IRS) review. Cigna is currently under examination for 2015 and 2017. The IRS has examined ESI’s tax returns for 2010 through 2012 for which there is a significant disputed tax matter, and ESI is currently under examination for 2013 through 2017. No material impacts are anticipated for the Company.

(2)	In management’s opinion, the Company has adequate tax liabilities to address potential exposures involving tax positions the Company has taken that may be challenged by the IRS upon audit. These liabilities could be revised in the near term if estimates of Cigna’s ultimate liability change as a result of new developments or a change in circumstances. No material contingent tax liability is included in the Company’s current federal income tax payable. The Company does not expect a significant increase in federal or foreign contingent tax liability within the next twelve months.

H.	Repatriation Transition Tax (RTT)

Not applicable.

I.	Alternative Minimum Tax (AMT) Credit

Not applicable.

NOTE 8 – INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND OTHER RELATED PARTIES

A.	The Company is indirectly owned by Cigna.

B.	Except for those insurance transactions reported under Part E of this footnote, insurance contracts that were issued by the Company in the ordinary course of its business are not reported in this footnote. See Part E of this footnote for disclosure of material transactions.

During 2020, the Company sold assets with an aggregate statement value of $155 million and an aggregate fair value of $164 million to Life Insurance Company of North America (LINA) (PA). The Company also purchased assets with an aggregate fair value of $81 million from LINA.

As a result of the sale of Cigna’s Group Disability and Life business to NY Life, LINA is no longer an affiliated company effective December 30, 2020.

C.	Transactions with Related Parties not reported on Schedule Y

Not applicable.

D.	Please refer to receivables from, and payables to, parent, subsidiaries and affiliates on the Company’s financial statements. Cash settlements are processed according to the terms of the agreement, generally within 30 days of the balance sheet date.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

E.	The Company and certain related parties have entered into service contracts and cost-sharing arrangements, including an Expense Sharing Agreement in which the parties share expenses for certain shared services. These arrangements include providing or being provided with management, computers, claims processing, data processing, policy writing, maintenance and other services, as well as equipment, supplies and office space. Cigna allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies for which it performs certain administrative services.

The following arrangements are between the Company and its affiliates which are either owned or controlled by Cigna.

(1)	The Company was provided certain medical utilization review services by Cigna Health Management, Inc. (CHM), for which the Company paid approximately $1 million in 2020 and 2019. CHM is a direct wholly-owned subsidiary of CGC.

(2)	The Company has contracted with Cigna Investments, Inc. (CII) for investment advisory services. The Company paid CII $5 million in 2020 and $6 million in 2019 for these services. CII is an indirect subsidiary of Cigna Holdings, Inc., which is an indirect subsidiary of Cigna.

(3)	The Company has an arrangement with its affiliate Cigna Health Corporation (CHC) and its subsidiaries and affiliates for the provision of provider networks and other administrative services for group health benefit plans insured or administered by the Company. There were no fees pertaining to open access or for preferred provider organizations during 2020 and 2019.

(4)	The Company is a party to a Management Services Agreement whereby the Company provides billing and other administrative services to various healthplan affiliates on behalf of CHC and is paid for these services by CHC pursuant to the Expense Sharing Agreement.

(5)	Cigna allocates operating expenses incurred at the corporate level to its subsidiaries, with the exception of a limited number of expenses retained at the corporate level, such as expenses relating to the servicing of debt and stock compensation. The Company’s share of the allocated operating expenses was approximately $4 million in 2020 and $5 million in 2019. These allocations were based on work effort studies and other appropriate methods, while certain direct expenses such as outside legal fees were directly charged to the Company.

(6)	The Company contracts with Cigna Behavioral Health, Inc. (CBH), to provide disease management, mental health and substance abuse services to customers covered by the Company’s insured and self-insured plans. These services include establishing and maintaining a panel of participating providers, utilization management, quality management and claims payment services, as well as lifestyle management programs. The amount for such services was approximately $1 million in 2020 and 2019. CBH is a direct wholly-owned subsidiary of CGC.

(7)	The Company is a party to an Administrative Services Agreement with CBH in which CBH administers the behavioral benefits for fully insured contracts with employer groups. Funds are maintained in the Company’s bank account from which CBH reimburses itself for administrative fees and pays claims. Net proceeds are remitted to the Company quarterly. Administrative fees retained by CBH were approximately $2 million in 2020 and 2019. Claims paid by CBH from the Company’s account were approximately $1 million in 2020 and $2 million in 2019.

(8)	Under an administrative services agreement with CHLIC, both the Company and CHLIC provide various services to each other as needed. CHLIC paid the Company $7 million in 2020 and $8 million in 2019 for services provided by the Company. The Company paid CHLIC $49 million in 2020 and $50 million in 2019 for services provided by CHLIC.

(9)	Through a deposit administration service arrangement, the Company receives the lump sum value of certain claims arising prior to February 1, 2012 to be paid to claimants under certain life, disability and accidental death and dismemberment insurance policies from LINA. The Company has established a draft account (Retained Asset Account or “RAA”) on behalf of each of these claimants which is held until the beneficiary withdraws their funds. Benefits for claims arising on February 1, 2012 and subsequent have been established as LINA RAAs rather than the Company’s. As of December 30, 2020, LINA and the Company are no longer affiliated parties. Effective December 30, 2020 the Company entered into an agreement to reinsure its Retained Assets business to LINA. Refer to Note 17 for further discussion of the reinsurance agreement.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(10)	The Company is party to a Master Agreement with CHLIC for the transfer and assumption of certain insurance policies from the Company to CHLIC. Under this agreement, the Company intends to transfer, from time to time, certain insurance policies to CHLIC. CHLIC will assume the direct obligation of performance under such insurance policies.

(11)	The Company, CII, and certain related parties, are parties to an investment pooling agreement, which provides for participation in a pool of short-term investments to facilitate effective cash management. There are no fees separately assessed related to this agreement.

(12)	The Company and CHLIC are parties to an Assignment and Consent Agreement whereby various agreements held by the Company in 2011 were assigned to CHLIC. The agreements relate to the administration of self-funded and insured benefit plans sponsored by employers, unions, associations, trustees of multiple employer trusts and other entities. Included are agreements providing network and claims processing services to self-funded employer groups for a fee. Also included are performance guarantee and premium stabilization reserve agreements under which there are no fees directly associated with this arrangement.

(13)	The Company, CHLIC, and LINA are parties to a premium collection agreement, which allows LINA to issue bills and collect premiums on behalf of the Company. There are no fees directly associated with this arrangement. As a result of the sale of Cigna’s Group Disability and Life business to NY Life, this agreement was terminated and LINA is no longer an affiliated company effective December 30, 2020.

(14)	The Company and LINA are parties to a claims administrative agreement whereby LINA claim offices can administer life, accident and disability claims under policies issued by the Company, or policies that the Company assumed administrative responsibility for, as part of the 2008 acquisition of Great-West companies. As of December 30, 2020, LINA and the Company are no longer affiliated parties.

(15)	The Company is a party to Cigna’s Consolidated Federal Income Tax Agreement (the Tax Agreement). The Tax Agreement sets forth the method of allocation of Cigna’s federal income taxes to its wholly-owned domestic subsidiaries, including the Company. The Tax Agreement provides for immediate reimbursement to companies with net operating losses to the extent that their losses are used to reduce consolidated taxable income; while those companies with current taxable income as calculated under federal separate return provisions, are liable for payments determined as if they had each filed a separate return. However, current credit is given for any foreign tax credit, operating loss or investment tax credit carryovers actually used in the current consolidated return.

(16)	Effective July 1, 2015, LINA and the Company entered into a Group Life Insurance Quota Share Reinsurance Contract, primarily covering group universal life policies. As of December 30, 2020, LINA and the Company are no longer affiliated parties. Effective December 30, 2020 the Company entered into a new agreement to reinsure its Group Universal Life business to LINA. Refer to Note 17 for further discussion of the reinsurance agreement.

(17)	The Company acts as a lender in a line of credit agreement with Cigna under which the maximum amount that may be loaned is $600 million. Cigna borrowed from this line of credit with the Company during 2020, reaching as high as $300 million. As of December 31, 2020 and 2019, there was a $100 million outstanding receivable balance from Cigna.

(18)	Effective September 24, 2014, the Company entered into a Fee Sharing Agreement (the Agreement) with Cigna. Several of Cigna’s subsidiaries are subject to the Health Insurance Providers Fee (the Fee), which is imposed on entities engaged in the business of providing health insurance for any United States health risk. All Cigna entities subject to the Fee, are collectively treated as a single “covered entity” as that term is defined in Section 9010(c) and Treas. Reg. § 57.2(b). By entering into this Agreement, each Party has consented to select Cigna as its designated entity for the payment of this Fee to the United States Treasury. The Agreement allows Cigna to pay the Fee owed collectively by all covered entities in the group, and to perform all necessary and appropriate actions that may be required to fulfill Cigna’s responsibilities as the designated entity. Cigna delegated CHLIC to perform these actions on its behalf. For financial management and reporting purposes, the Fee for each fee year is allocated among the Parties in proportion to estimates of each Party’s premiums for that fee year.

F.	There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or related party that result in a material contingent exposure of the Company’s or any related party’s assets or liabilities.

G.	The Company is a direct, wholly-owned subsidiary of CGC, which is a direct, wholly-owned subsidiary of Cigna Holdings, Inc., which is a direct, wholly-owned subsidiary of Cigna Holding Company, which is a direct, wholly-owned subsidiary of Cigna.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

H.	No such shares of any parent company are owned by any subsidiary company.

I.	The Company owns a 100% interest in CHLIC, whose carrying value exceeds 10% of the admitted assets of the Company. The statement values of CHLIC’s assets and liabilities as of December 31, 2020, respectively, were $13.5 billion and $7.5 billion. For the Year Ended December 31, 2020, CHLIC reported net income of $2.4 billion.

J.	Subsidiary, controlled and affiliated entities disclosure of impairment write-down:

The Company did not recognize any impairment write-down for its investment in Subsidiary, Controlled or Affiliated entities during 2020 and 2019.

K.	Investment in foreign insurance subsidiary – Not applicable.

L.	In accordance with SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, the Company utilized the look-through approach to value the following downstream noninsurance holding company and has limited the value of the investment to the amounts included in the audited financial statements of the investments owned by the company. All liabilities, commitments, contingencies, guarantees or obligations of the downstream noninsurance holding company that are required to be recorded as liabilities have been reflected in the Company’s determination of carrying value. Refer to Note 12(A) for further discussion on commitments. The financial statements of the downstream noninsurance holding company have not been audited.

(in millions)
Downstream Noninsurance Holding Company Name	Book/Adjusted Carrying Value
CARING, LLC	$4
Total	$4

M.	All SCA Investments

The Company does not have any investments in SCA entities under SSAP No. 97 with a classification of 8a, 8b (ii), 8b (iii) or 8b (iv).

N.	Investment in Insurance SCAs

The Company does not have an investment in an insurance SCA for which the audited statutory equity reflects a departure from the NAIC statutory accounting practices and procedures.

O.	SCA and SSAP No. 48 Entity Loss Tracking

The SCA losses for the Company were not material for the year ended December 31, 2020.

NOTE 9 – DEBT

The Company had no capital notes outstanding at December 31, 2020 and 2019.

In an agreement dated December 17, 2018, the Company entered into a short term repurchase agreement with an unaffiliated financial institution.  The Company lent debt securities and received $100 million cash from the financial institution as collateral.  The Company repurchased the lent debt securities and settled the debt on March 20, 2019 for the principal and accrued interest outstanding at that time. The interest rate for the agreement was an annual rate of 3.1% and less than $1 million in interest was incurred. The agreement was accounted for as a secured borrowing.

On February 19, 2010, the Company had a line of credit agreement with an affiliate company, Cigna Holdings, Inc., in the amount of $600 million. Effective January 31, 2013, this new Line of Credit Agreement & Promissory Note was amended to temporarily increase the amount the Company can borrow up to $2.2 billion. Effective February 1, 2014, the amount the Company can borrow against this Line of Credit and Promissory Note agreement was reduced to $600 million. As of December 31, 2020 the Company had outstanding borrowings against the line of credit of $25 million.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

The interest rate on amounts borrowed was an average yearly rate of 0.98%. Interest incurred for the twelve months ended December 31, 2020 was not material. The Company did not borrow against the line of credit during 2019.

NOTE 10 – RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS

Consolidated/Holding Company Plans

The Company provides certain post-retirement, post-employment and compensated absence benefits through a plan sponsored by Cigna. The Company also participates in a capital accumulation 401(k) plan sponsored by Cigna in that employee contributions on a before-tax basis are supplemented by the Company’s matching contributions. The Company has no legal obligation for benefits under these plans. Cigna allocates amounts to the Company based on salary ratios and member months. The Company’s share of net expense for such benefits was $4 million for 2020 and $5 million for 2019.

Cigna froze its primary domestic defined benefit pension plans effective July 1, 2009. As a result, pension expense is no longer allocated to the Company.

NOTE 11 – CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS

(A)	The Company has 5,978,322 shares authorized, issued, and outstanding as of December 31, 2020 and 2019 with a par value of $5 per share. There are no other classes of capital stock.

(B)	The Company has no preferred stock outstanding.

(C)	Dividends on Company stock are paid as declared by its Board of Directors. The Company’s dividends are noncumulative. The State of Connecticut insurance laws require prior approval for payment of an extraordinary dividend which is defined as one whose fair market value, together with any other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of the prior year’s surplus or net income from the prior year. Net income is defined as income after taxes but prior to realized capital gains or (losses).

The maximum dividend that may be made without prior approval in 2021 is $1.9 billion. Any dividends paid in the twelve months preceding a proposed dividend are considered in determining whether a dividend is extraordinary. In 2020, the maximum dividend that could have been made without prior approval was $1.9 billion.

(D)	The Company paid $1.9 billion and $1.8 billion noncumulative, common dividends during the years ended December 31, 2020 and 2019, respectively. The dividends paid in the fourth quarter of 2020 were deemed extraordinary and prior approval of the Insurance Commissioner was obtained.

(in millions)	Dividend Amount	Date	Ordinary or Extraordinary Dividend
1st Quarter 2020	$407	1/28/2020	Ordinary
2nd Quarter 2020	441	5/7/2020	Ordinary
3rd Quarter 2020	446	8/4/2020	Ordinary
4th Quarter 2020	580	11/10/2020	Extraordinary
Total	$1,874

(E)	Within the limitations of (C) above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to shareholders.

(F)	There were no restrictions placed on the Company’s surplus, including for whom the surplus is being held.

(G)	There have been no advances to surplus.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(H)	The Company does not hold any stock for special purposes.

(I)	Special surplus funds are used to segregate surplus for the subsequent year’s Affordable Care Act (“ACA”) Health Insurance Tax. This annual fee was assessed in 2020. As a result, the Company recognized $3 million of segregated surplus in 2019 for the 2020 Health Insurance Tax. With the passage of the Further Consolidated Appropriations Act of 2020 in December 2019, the health insurance industry tax will be repealed effective 2021. Therefore, the Company has not segregated surplus in 2020.

(J)	The portion of unassigned surplus funds represented or reduced by each item below for the years ended December 31, 2020 and 2019 is as follows:

(in millions)	December 31, 2020	December 31, 2019
Non-admitted asset values	$163	$130
Cumulative unrealized gains (losses)	$4,235	$3,875
Asset valuation reserves	$107	$84
Reinsurance in unauthorized companies	$2	$—

NOTE 12 – LIABILITIES, CONTINGENCIES AND ASSESSMENTS

A.	Contingent Commitments

(in millions)
Nature and circumstance of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company guarantees that separate account assets will be sufficient to pay certain life insurance or retiree benefits. For the majority of these benefits, the sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. If employers fail to do so, the Company or an affiliate of the buyer of the retirement benefits business (Prudential Retirement Insurance and Annuity Company) has the right to redirect the management of the related assets to provide for benefit payments.	-	Increase in Aggregate Reserve for Life and Accident and Health Contracts	$405	As of December 31, 2020, employers maintained assets that exceeded the benefit obligations under these arrangements of approximately $450 million. An additional liability is established if management believes that the Company will be required to make payments under the guarantees; there were no additional liabilities required for these guarantees, net of reinsurance, as of December 31, 2020.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)
Aggregate Maximum Potential of Future Payments of All Guarantees (undiscounted) the guarantor could be required to make under guarantees.	$405
Current Liability Recognized in F/S:
1. Noncontingent Liabilities	$—
2. Contingent Liabilities	$—
Ultimate Financial Statement Impact if action under the guarantee is required.
1. Investments in SCA	$—
2. Joint Venture	$—
3. Dividends to Stockholders (capital contribution)	$—
4. Expense	$—
5. Other	$405
6. Total	$405

As of December 31, 2020, the Company had commitments to:

•	Purchase $39 million of bonds, all of which bear interest at a fixed market rate. The Company expects to disburse all of the committed amounts during 2021.

•	Extend credit under commercial mortgage loan agreements for $3 million, all of which were at a fixed market rate of interest. The Company expects to disburse 100% of the committed amounts during 2021.

•	Contribute $41 million of additional equity to entities that hold securities diversified by issuer and maturity date. The Company expects to disburse approximately 27% of the committed amounts during 2021.

•	Contribute $21 million to limited liability entities that hold either real estate or loans to real estate entities that are diversified by property type and geographic region. The Company expects to disburse approximately 27% of the committed amounts during 2021.

B.	Assessments

The Company operates in a regulatory environment that may require its participation in assessments under state insurance guaranty association laws. The Company’s exposure to assessments for certain obligations of insolvent insurance companies to policyholders and claimants is based on its share of business written in the relevant jurisdictions. The Company recorded guaranty fund receivables of $5 million as of December 31, 2020 and $5 million as of December 31, 2019. The Company recorded guaranty fund liabilities of $11 million as of December 31, 2020 and $11 million as of December 31, 2019.

Penn Treaty. On March 1, 2017, the Commonwealth Court of Pennsylvania entered an order of liquidation of Penn Treaty Network America Insurance Company, together with its subsidiary American Network Insurance Company (collectively “Penn Treaty”, a long-term care insurance carrier), triggering guaranty fund coverage and accrual of a liability. For the year ended December 31, 2020, the Company recorded in operating expenses approximately $761 thousand pre-tax (approximately $601 thousand after-tax), representing its estimate of the total assessments, net of premium tax offsets for insurance contracts currently written. Some of the assessments were recorded on a discounted basis, using a weighted average discount rate of 3.5%. As of December 31, 2020, the recorded liability was approximately $9 million. This assessment is expected to be updated in future periods for changes in the estimate of the insolvency.  In addition, a portion of this assessment is expected to be offset in the future by premium tax credits that will be recognized in the period received.

Undiscounted and discounted amount of the guaranty fund liabilities and assets as of December 31, 2020:

(in millions)	Liability	Asset
Undiscounted	$10	$3
Discounted	$9	$3

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Jurisdictional assessments expected to be paid within one year are accrued at the amount billed or expected to be billed. Other assessments were discounted.

	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty Network America Insurance Company	7	1-57	14	41	1-45	5

C.	All Other Contingencies

Litigation and Other Legal Matters

Cigna and its subsidiaries including the Company are routinely involved in numerous claims, lawsuits, regulatory inquires and audits, government investigations, including under the federal False Claims Act and state false claims acts initiated by a government investigating body or by a qui tam relator’s filing of a complaint under court seal, and other legal matters arising, for the most part, in the ordinary course of managing a health services business. Any disputed tax matters arising from audits by the Internal Revenue Service or other state and foreign jurisdictions, including those resulting in litigation, are accounted for under the NAIC’s accounting guidance for tax loss contingencies.

As of December 31, 2020 there were no pending litigation and legal or regulatory matters determined to have a reasonably possible material loss. In light of the uncertainties involved in these matters, there is no assurance that their ultimate resolution will not exceed current expectations. An adverse outcome in one or more of these matters could be material to Cigna’s results of operations, financial condition or liquidity for any particular period. The outcomes of lawsuits are inherently unpredictable, and Cigna may be unsuccessful in these ongoing litigation matters or any future claims or litigation.

Regulatory Matters

None.

NOTE 13 – LEASES

A.	Lessee Leasing Arrangements

(1)	Rental expenses for operating leases, principally for office space, amounted to $26 million in 2020 and $27 million in 2019.

(2)	At December 31, 2020, the aggregate future minimum rental payments under leases having initial or remaining non-cancelable lease terms in excess of one year are as follows: $12 million in 2021, $12 million in 2022, $9 million in 2023, $6 million in 2024, and $1 million in 2025.

(3)	The Company is not involved in any material sale-leaseback transactions.

B.	Lessor Leases

The Company is not the lessor in any material operating or leveraged lease transactions.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 14 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS

A.	ASO Plans

Information with regard to the profitability of Administrative Services Only (ASO) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the year ended December 31:

	2020
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(9)	$—	$(9)
Total net other income or expenses (including interest paid to or received from plans)	$—	$—	$—
Net gain or (loss) from operations	$(9)	$—	$(9)
Total claim payment volume	$—	$—	$—

	2019
(in millions)	ASO Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASO
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(5)	$—	$(5)
Total net other income or expenses (including interest paid to or received from plans)	$—	$—	$—
Net gain or (loss) from operations	$(5)	$—	$(5)
Total claim payment volume	$—	$—	$—

B.	ASC Plans

Information with regard to the profitability of Administrative Services Contract (ASC) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the years ending December 31:

2020
(in millions)	ASC Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASC
Gross reimbursement for medical cost incurred	$—	$—	$—
Gross administrative fees accrued	—	—	—
Other income or expenses (including interest paid to or received from plans)	—	—	—
Gross expenses incurred (claims and administrative)	—	—	—
Net gain or (loss) from operations	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

	2019
(in millions)	ASC Uninsured Plans	Uninsured Portion of Partially Insured Plans	Total ASC
Gross reimbursement for medical cost incurred	$—	$—	$—
Gross administrative fees accrued	—	—	—
Other income or expenses (including interest paid to or received from plans)	—	—	—
Gross expenses incurred (claims and administrative)	(2)	—	(2)
Net gain or (loss) from operations	$(2)	$—	$(2)

C.	Medicare or Similarly Structured Cost Based Reimbursement Contract

a.	Revenue from the Company’s Medicare Advantage and Medicare Supplement contracts for 2020 consisted of $1 million for medical and hospital related services. There were no revenues related to administrative services.

b.	As of December 31, 2020, the Company does not have recorded receivables from payors whose account balances are greater than 10% of the Company’s amounts receivable from uninsured accident and health plans or $10,000.

c.	In connection with the Company’s Medicare Advantage and Medicare Supplement contracts, the Company has no allowances and reserves for adjustments of recorded revenues at December 31, 2020.

d.	The Company made no adjustments to revenue resulting from audit of receivables related to revenues recorded in the prior period.

NOTE 15 - DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

Name and Address of Managing General Agent or Third Party Administration	Total Direct Premium Written/ Produced By (in millions)
2020
Various	$19
2019
Various	$20

NOTE 16 - FAIR VALUE MEASUREMENTS

A.	Fair Value Measurements

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. The Company’s financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument’s fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

Level 1 Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date.  Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets. Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Level 2	Inputs for instruments classified in Level 2 include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant. Level 2 assets include most private and corporate debt, federal agency and municipal bonds, non-government mortgage backed securities, unaffiliated common stocks, preferred stocks, short term investments, cash equivalents, contract loans and other derivative assets. Separate account Level 2 assets primarily include actively-traded institutional and retail mutual fund investments in separate accounts priced using the daily NAV which is the exit price, and corporate and structured bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates. Separate account Level 2 assets also include certain investments that are valued using NAV as a practical expedient because a readily determinable fair value does not exist.

Level 3	Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date. Level 3 assets primarily include mortgage loans and certain newly issued, privately-placed, complex or illiquid securities that are valued using significant unobservable inputs.

SSAP 100 allows the use of net asset value (NAV) as a practical expedient to fair value for investments in investment companies where there is no readily determinable fair value. As a result of this guidance, $683 million of separate account investments have additional tabular disclosures further describing these investments as of December 31, 2020.

1.	Fair Value Measurements at Reporting Date

The Company carries certain financial instruments at fair value in the financial statements including unaffiliated common stock, bonds and preferred stocks valued at the lower of cost or fair value when reported at fair value at the balance sheet date and the assets of certain separate accounts.

The following tables provide information about the Company’s financial assets carried at fair value as of December 31, 2020 and 2019. Fair values and changes in fair values of separate account assets accrue directly to the policyholders and are not included in the Company’s revenues, expenses or surplus.

December 31, 2020
(in millions)				Net Asset
				Value
Financial Assets at Fair Value / NAV	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Common stock	—	—	8	—	8
Separate account assets (1)	2,150	5,686	355	683	8,874
Total assets at fair value	2,150	5,686	363	683	8,882

(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

December 31, 2019
(in millions)				Net Asset
				Value
Financial Assets at Fair Value / NAV	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Common stock	—	—	7	—	7
Separate account assets (1)	1,157	4,911	264	756	7,088
Total assets at fair value	1,157	4,911	271	756	7,095

(1) Investments measured using the practical expedient of NAV are excluded from the fair value hierarchy. See table in Section E for more information.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

2.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables summarize the changes in financial instruments classified in Level 3 for the years ended December 31, 2020 and 2019. Gains and losses reported in these tables may include net changes in fair value that are attributable to both observable and unobservable inputs.

For the Year Ended December 31, 2020

(in millions) Level 3 Financial Instrument	Beginning Balance 1/1/20	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/20

Bonds and Common Stock (1)	8	—	—	1	—	—	—	(1)	—	8
Separate account assets (2)	263	92	(17)	—	(10)	45	—	(15)	(3)	355
Total Level 3 assets at fair value	271	92	(17)	1	(10)	45	—	(16)	(3)	363

(1) There were no bonds and common stock gains (losses) included in net income attributable to instruments held at reporting date.

(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

For the Year Ended December 31, 2019

(in millions) Level 3 Financial Instrument	Beginning Balance 1/1/19	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance 12/31/19

Bonds and Common Stock (1)	7	—	—	1	—	1	—	(1)	—	8
Separate account assets (2)	233	36	(16)	8	(2)	36	—	(12)	(19)	263
Total Level 3 assets at fair value	239	36	(16)	9	(2)	37	—	(13)	(19)	271

(1) There were no bonds and common stock gains (losses) included in net income attributable to instruments held at reporting date.

(2) Separate Account gains (losses) include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in the net income of the Company.

Changes in the value of bonds and common stock included in net income are reflected in net investment income and realized capital gains (losses), and unrealized gains (losses) are included in surplus. Policyholder gains include realized and unrealized gains (losses) in the value of separate account assets which accrue directly to the policyholders and are not included in net income of the Company.

3.	Level 3 Transfers

Reclassifications impacting Level 3 financial instruments are reported as transfers in or out of the Level 3 category. Gains and losses in net income and surplus only reflect activity for the period the instrument was classified in Level 3.  Transfers into or out of the Level 3 category occur when there is a change in the measurement basis in the period for lower-rated bonds valued at the lower of cost or fair value. Transfers into or out of Level 3 may also occur when observable inputs, such as the Company’s best estimate of what a market participant would use to determine a current transaction price, become more or less significant to the fair value measurement. For the year ended December 31, 2020, bond and common stock Level 3 transfers reflect changes in the measurement basis of bonds between cost and fair value. For the years ended December 31, 2020 and 2019, separate account Level 3 transfers were a result of observable inputs becoming more or less significant to the fair value measurements.

4.	Valuation Techniques and Inputs

The Company estimates fair values using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available, and other market information that a market participant may use to estimate fair value. The internal pricing methods are performed by the Company’s investment professionals, and generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality, as well as other qualitative factors.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

The Company is responsible for determining fair value, as well as the appropriate level within the fair value hierarchy, based on the significance of unobservable inputs.  The Company reviews methodologies, processes and controls of third-party pricing services and compares prices on a test basis to those obtained from other external pricing sources or internal estimates.  The Company performs ongoing analyses of both prices received from third-party pricing services and those developed internally to determine that they represent appropriate estimates of fair value.  The controls executed by the Company include evaluating changes in prices and monitoring for potentially stale valuations.  The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates.  The minimal exceptions identified during these processes indicate that adjustments to prices are infrequent and do not significantly impact valuations.  An annual due-diligence review of the most significant pricing service is conducted to review its processes, methodologies, and controls. This review includes a walk-through of inputs for a sample of securities held across various asset types to validate the documented pricing process.

Level 2 - Because many bonds, preferred and unaffiliated common stocks do not trade daily, third-party pricing services and internal methods often use recent trades of securities with similar features and characteristics. When recent trades are not available, pricing models are used to determine these prices.  These models calculate fair values by discounting future cash flows at estimated market interest rates.  Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset. Typical inputs and assumptions to pricing models include, but are not limited to, a combination of benchmark yields, reported trades, issuer spreads, liquidity, benchmark securities, bids, offers, reference data, and industry and economic events.  For mortgage-backed securities, inputs and assumptions may also include characteristics of the issuer, collateral attributes, prepayment speeds and credit rating. For investments in investment companies where a readily determinable fair value does not exist, NAV is used as a practical expedient to fair value and classified in Level 2, according to updates to SSAP 100 effective January 1, 2018.

Level 3 - In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price.  These valuation techniques involve some level of estimation and judgment that becomes significant with increasingly complex instruments or pricing models.

Fair values of mortgage and other asset-backed securities, corporate and government fixed maturities are primarily determined using pricing models that incorporate the specific characteristics of each asset and related assumptions including the investment type and structure, credit quality, industry and maturity date in comparison to current market indices, spreads and liquidity of assets with similar characteristics.  For mortgage and other asset-backed securities, inputs and assumptions for pricing may also include collateral attributes and prepayment speeds.  Recent trades in the subject security or similar securities are assessed when available, and the Company may also review published research in its evaluation, as well as the issuer’s financial statements.

B.	Other Fair Value Disclosures

The Company provides additional fair value information in Notes 1, 4, 6 and 27.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

C.	Aggregate Fair Value of All Financial Instruments

The following tables provide the fair value, carrying value, and classification in the fair value hierarchy of the Company’s financial instruments as of December 31, 2020 and 2019.

December 31, 2020
(in millions)
Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds	4,147	3,250	87	3,807	253	—	—
Preferred Stock	2	2	—	—	2	—	—
Common stock - unaffiliated	8	8	—	—	8	—	—
Commercial mortgage loans	275	270	—	—	275	—	—
Cash, cash equivalent and short-term	60	60	32	28	—	—	—
Contract loans	1,251	1,251	—	1,251	—	—	—
Derivatives	3	2	—	3	—	—	—
Other inv assets - surplus debentures	130	101	—	130	—	—	—
Separate accounts (1)	10,063	9,932	2,150	6,574	656	683	—
Liability - Derivatives	22	16	—	22	—	—	—

(1) Separate accounts are primarily comprised of bonds and common stock.

December 31, 2019
(in millions)
Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds	4,092	3,370	33	3,860	198	—	—
Preferred Stock	5	5	—	—	5	—	—
Common stock-unaffiliated	8	8	—	—	7	—	—
Commercial mortgage loans	269	263	—	—	269	—	—
Cash, cash equivalent and short-term	112	112	9	103	—	—	—
Contract loans	1,255	1,255	—	1,255	—	—	—
Derivatives	13	9	—	13	—	—	—
Other inv assets-surplus debentures	92	76	—	92	—	—	—
Separate accounts (1)	8,893	8,817	1,157	6,454	526	756	—
Liability - Derivatives	3	4	—	3	—	—	—

(1) Separate accounts are primarily comprised of bonds and common stock.

The fair values presented in the tables above have been estimated using market information when available. The following valuation methodologies and significant assumptions are used by the Company to determine fair value for each instrument.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

Bonds, preferred stock and unaffiliated common stock

The Company estimates fair values of bonds, preferred and unaffiliated common stock using prices from third parties or internal pricing methods. Fair value estimates received from third-party pricing services are based on reported trade activity and quoted market prices when available and other market information that a market participant may use to estimate fair value. The internal pricing methods generally involve using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality.  In instances where there is little or no market activity for the same or similar instruments, fair value is estimated using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price. See detailed discussion above for significant inputs and assumptions used to value bonds, preferred stock and unaffiliated common stock.

Commercial mortgage loans

The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company’s assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Cash, cash equivalents and short-term investments

Short-term investments, cash equivalents, and cash are carried at cost which approximates fair value.  Short-term investments and cash equivalents are classified in Level 2 and cash is classified in Level 1.

Contract Loans

Contract loans are carried at unpaid principal balances plus accumulated interest which is estimated to equal the fair value. The loans are collateralized by insurance policy cash values and, therefore, have no exposure to credit loss. Interest rates are reset annually based on an index.

Derivatives

Fair values for these instruments are determined using market observable inputs including forward currency and interest rate curves and widely published market observable indices.

Other Invested Assets

The estimated fair value of other invested assets is determined using the bonds, preferred stock and unaffiliated common stock methodology described above. Other invested assets not considered to be financial instruments are excluded from this disclosure, including investments carried on the equity method.

Fair values of off-balance-sheet financial instruments were not material as of December 31, 2020 and 2019.

D.	Disclosures about Financial Instruments Not Practicable to Estimate Fair Value – None

E.	Investments Measured Using the NAV Practical Expedient

Pursuant to SSAP 100, investments in investment companies with no readily-determinable fair value can be measured using the practical expedient of NAV. The table below provides additional information about these investments.

Investments Using the Practical Expedient of NAV

(in millions)			Unfunded
	Fair Value		Commitments		Redemption Frequency	Redemption
Asset	12/31/2020	12/31/2019	12/31/2020	12/31/2019	(if currently eligible)	Notice Period
Securities Partnerships	$463	$531	$272	$320	Not applicable	Not applicable
Real Estate Funds	$215	$220	$—	$—	Quarterly	30-90 days
Hedge Funds	$5	$5	$—	$—	Up to annually, varying by fund	30-90 days
Total	$683	$756	$272	$320

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 17 – OTHER ITEMS

Other Disclosures and Unusual Items

Reinsurance of Guaranteed Minimum Death Benefits (GMDB) and Guaranteed Minimum Income Benefits (GMIB) Business

Effective February 4, 2013, the Company entered into an agreement with Berkshire Hathaway Life Insurance Company of Nebraska (Berkshire) to reinsure the GMDB and GMIB businesses. The reinsurance arrangement is subject to an overall limit, of which $3.2 billion remains. In April 2013, Berkshire set up a trust with the Company as the beneficiary. The market value of the assets in the trust at December 31, 2020 was $1.6 billion.

Assumed Reinsurance of Settlement Annuity Business

Effective December 30, 2020 the Company entered into an agreement to assume the Settlement Annuity business of Life Insurance Company of North America (LINA). In connection with this agreement, the Company set up a trust with LINA as the beneficiary. The book value of the assets in the trust at December 31, 2020 was $1.3 billion.

Effective December 30, 2020 the Company entered into an agreement to assume the Settlement Annuity business of New York Life Group Insurance Company of New York (NYLGI). In connection with this agreement, the Company set up a trust with NYLGI as the beneficiary. The book value of the assets in the trust at December 31, 2020 was $136 million.

Reinsurance of Group Universal Life and Retained Assets Business

Effective December 30, 2020 the Company entered into an agreement to reinsure its Group Universal Life and Retained Assets businesses to LINA. In connection with this agreement, LINA set up a trust with the Company as the beneficiary. The book value of the assets in the trust at December 31, 2020 was $476 million.

Retained Asset Accounts

Prior to February 1, 2012, the Company had a deposit administration agreement with its affiliated company, LINA, in which the Company held LINA’s Retained Asset Accounts on their behalf. Effective February 1, 2012, all benefits for new claims arising under LINA’s policies (as described below), are being established as Retained Asset Accounts in LINA rather than in the Company. All claims prior to February 1, 2012 continue to be held by the Company.

To support the sale of LINA to NY Life, effective December 30, 2020, a Retained Assets reinsurance agreement between the Company and LINA was executed. The agreement cedes 100% of the Company’s interests in the RAA business to LINA, an unaffiliated party effective December 31,2020. The agreement was approved by CT and PA Departments of Insurance.

Retained Asset Accounts are classified as liabilities for deposit-type contracts. These accounts represent the Company’s method for settling certain life, disability and accidental death and dismemberment claims where the claimant does not specify or request payment in alternate form, or where another form of payment is directed by applicable law. The insurance proceeds are retained in the Company’s general account and credited to a beneficiary’s free interest-bearing account with draft privileges that can be liquidated at any time. The account balance and earned interest are fully guaranteed by the Company. The interest crediting rate is updated weekly and pegged to the Bank Rate Monitor Index, which reflects the average annual effective yield on money markets offered by one hundred large banks and thrifts in the United States. Interest is compounded daily and is credited to accountholders on a monthly basis. The weighted average effective interest rate credited to account holders in 2020 was 0.14%, ranging from 0.09% to 0.21%. Account holders are charged fees only for special services (stop payment requests, checks denied due to insufficient funds, copies of drafts or statements) and are not charged per-draft fees, maintenance charges or withdrawal penalties.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

	In Force
($ in millions)	December 31, 2020		December 31, 2019
	Number	Balance	Number	Balance
Up to and including 12 Months	—	$—	2	$—
13 to 24 Months	1	—	1	—
25 to 36 Months	1	—	3	—
37 to 48 Months	2	—	—	—
49 to 60 Months	—	—	—	—
Over 60 Months	2,636	69	3,576	83
Total	2,640	$69	3,582	$83

	December 31, 2020
($ in millions)	Individual Number	Individual Balance/Amount	Group Number	Group Balance/Amount
At the Beginning of the Year	1,005	$30	2,577	$52
Issued/Added During the Year	—	27	—	—
Investment Earnings Credited During the Year	N/A	—	N/A	—
Fees and Other Charges Assessed During the Year	N/A	—	N/A	—
Transferred to State Unclaimed Property funds During the Year	—	—	—	—
Closed/Withdrawn During the Year	580	33	362	7
At the End of the Year	425	$24	2,215	$45

Dividends Received

The Company received $1.8 billion of dividends from its subsidiary entity, CHLIC, during the period ending December 31, 2020. In 2019, the Company received $1.6 billion of dividends from CHLIC. The dividends received are included in net investment income and amortization of interest maintenance reserve in the Statutory Statement of Income and Changes in Capital and Surplus, respectively.

NOTE 18 – Reinsurance

The Company enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct or assumed losses. Reinsurance is also used in acquisition and disposition transactions when the underwriting company is not being acquired. Reinsurance does not relieve the originating insurer of liability. The Company regularly evaluates the financial condition of its reinsurers and monitors its concentrations of credit risk.

The Company did not have any balances considered uncollectible or written-off for the years ended December 31, 2020 and 2019.

In the Company’s income statements, premiums and fees were net of ceded and assumed premiums, and benefits and expenses were net of reinsurance recoveries, in the following amounts:

(in millions)	2020	2019
Premiums and Fees
Direct	$608	$605
Assumed	19	30
Ceded	(311)	(325)
Total	$316	$335
Reinsurance recoveries	663	554

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 19 – RETROSPECTIVELY RATED CONTRACTS & CONTRACTS SUBJECT TO REDETERMINATION

A.	The Company estimates accrued retrospective premium adjustments for its group health insurance business through a mathematical approach using the Company’s underwriting rules and experience rating practices.

B.	The Company records accrued retrospective premium as an adjustment to earned premium.

C.	The amount of net premiums written by the Company that were subject to retrospective rating features were $17 million as of December 31, 2020, representing 5% of the total net premiums written. As of December 31, 2019, net premiums written subject to retrospective rating features were $5 million, representing 2% of the total net premiums written that year. No other net premiums written by the Company were subject to retrospective rating features.

D.	Medical loss ratio rebates required pursuant to the Public Health Service Act were as follows:

	Individual	Small Group Employer	Large Group Employer	Other Categories with Rebates (a)	Total
(in millions)
Prior Reporting Year - December 31, 2019
(1) Medical loss ratio rebates incurred	$5	$—	$—	$—	$6
(2) Medical loss ratio rebates paid	8	—	—	—	9
(3) Medical loss ratio rebates unpaid	4	—	—	—	4
(4) Plus reinsurance assumed amounts	—	—	—	—	—
(5) Less reinsurance ceded amounts	—	—	—	—	—
(6) Rebates unpaid net of reinsurance	$4	$—	$—	$—	$4

Current Reporting Year - December 31, 2020
(7) Medical loss ratio rebates incurred	$—	$—	$—	$—	$—
(8) Medical loss ratio rebates paid	3	—	—	—	3
(9) Medical loss ratio rebates unpaid	1	—	—	—	1
(10) Plus reinsurance assumed amounts	—	—	—	—	—
(11) Less reinsurance ceded amounts	—	—	—	—	—
(12) Rebates unpaid net of reinsurance	$1	$—	$—	$—	$1

(a) “Other Categories with Rebates” includes Student Health Plans, Mini-Med Plans and Expatriate plans.

E.	Risk-Sharing Provisions of the Affordable Care Act (ACA)

(1) - (5) Not applicable.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 20 – HEALTH CARE RECEIVABLES

A.	Pharmaceutical Rebate Receivables

Pharmaceutical manufacturer rebates receivable are recorded when earned based on actual rebates billed and an estimate of receivables based on current utilization of specific pharmaceuticals and contract terms.

(in millions)
Quarter Ended	Estimated Pharmacy Rebates as Reported on Financial Statements	Pharmacy Rebates as Billed or Otherwise Confirmed	Actual Rebates Received Within 90 Days of Billing	Actual Rebates Received Within 91 to 180 Days of Billing	Actual Rebates Received More Than 180 Days After Billing
12/31/2020	$1	$1	$—	$—	$—
9/30/2020	$2	$1	$1	$—	$—
6/30/2020	$2	$1	$1	$—	$—
3/31/2020	$2	$1	$1	$—	$—

12/31/2019	$1	$—	$—	$—	$—
9/30/2019	$2	$1	$1	$—	$—
6/30/2019	$2	$1	$1	$—	$—
3/31/2019	$—	$—	$—	$—	$—

12/31/2018	$—	$—	$—	$—	$—
9/30/2018	$—	$—	$—	$—	$—
6/30/2018	$—	$—	$—	$—	$—
3/31/2018	$—	$—	$—	$—	$—

NOTE 21 – PARTICIPATING POLICIES

Premiums under participating policies were approximately $11 million in 2020 and 2019. These premiums represented 3.5% in 2020 and 3.7% in 2019 of total individual group and accident and health premiums earned. The Company accounts for its policyholder dividends in accordance with SSAP No. 51, Life Contracts. The Company paid $11 million in dividends to policyholders in 2020 and 2019, and did not allocate any additional income to such policyholders.

NOTE 22 – PREMIUM DEFICIENCY RESERVES

The Company had liabilities for premium deficiency reserves of $35 million as of December 31, 2020 and $28 million as of December 31, 2019. The most recent evaluation of this liability was December 31, 2020. On accident and health contracts, the Company did consider anticipated investment income when calculating the premium deficiency reserves.

NOTE 23 – RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

(1)	The Company generally waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

(2)	The Company has issued or assumed substandard policies either with rated-up age, or with extra premium, temporary or otherwise, or at a special scale of premiums. In the case of those with rated-up age, the valuation is done at such rated-up age or an equivalent percentage rating.

Ordinary policies issued substandard are valued using either a multiple of the standard mortality rates or an addition to the standard mortality rates for flat extras.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

For Structured Settlement Annuity contracts issued to annuitants with health impairments, valuation of reserves complies with Actuarial Guideline IX-A in the use of substandard mortality.

(3)	As of December 31, 2020, the Company had $1.1 billion of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance totaled $1.6 billion as of December 31, 2020.

(4)	Tabular Interest, Tabular Less Actual Reserves Released, and Tabular Cost were generally determined by formula as described in the instructions and in part using the basic data.

(5)	Tabular interest on funds not involving life contingencies was determined from the basic data for the calculation of deposit fund liabilities.

(6)	The nature of other reserve changes – Not applicable.

NOTE 24 – ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies as of December 31, were as follows:

(in millions)			2020
			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

A. INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$49	$5	$—	$54	3%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c.	At fair value	—	—	135	135	7%
	d.	Total with adjustment or at market value (total a through c)	49	5	135	189	10%
	e.	At book value without adjustment (minimal or no charge or
		adjustment)	7	—	4	11	1%
(2)	Not subject to discretionary withdrawal provision		1,598	—	4	1,602	89%
(3)	Total (gross: direct + assumed)		1,654	5	143	1,802	100%
(4)	Reinsurance ceded		86	5	—	91
(5)	Total (net) (3) – (4)		$1,568	$—	$143	$1,711
(6)	Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:		$—	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

B. GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$—	$—	$—	$—	—%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c.	At fair value	—	—	43	43	4%
	d.	Total with adjustment or at market value (total a through c)	—	—	43	43	4%
	e.	At book value without adjustment (minimal or no charge or
		adjustment)	—	—	—	—	—%
(2)	Not subject to discretionary withdrawal provision		545	405	1	951	96%
(3)	Total (gross: direct + assumed)		545	405	44	994	100%
(4)	Reinsurance ceded		545	—	1	546
(5)	Total (net) (3) – (4)		$—	$405	$43	$448
(6)	Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:		$—	$—	$—	$—

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

C. DEPOSIT-TYPE CONTRACTS
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$162	$—	$—	$162	4%
	b.	At book value less current surrender charge of 5% or more	20	—	—	20	—%
	c.	At fair value	—	—	4,206	4,206	94%
	d.	Total with adjustment or at market value (total a through c)	182	—	4,206	4,388	98%
	e.	At book value without adjustment (minimal or no charge or
		adjustment)	107	—	—	107	2%
(2)	Not subject to discretionary withdrawal provision		7	—	—	7	—%
(3)	Total (gross: direct + assumed)		296	—	4,206	4,502	100%
(4)	Reinsurance ceded		294	—	—	294
(5)	Total (net) (3) – (4)		$2	$—	$4,206	$4,208
(6)	Amount included in C(1)b above that will move to C(1)e for the first time within the year after the statement date:		$—	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)			2019
			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

A. INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$53	$5	$—	$58	3%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c.	At fair value	—	—	123	123	7%
	d.	Total with adjustment or at market value (total a through c)	53	5	123	181	10%
	e.	At book value without adjustment (minimal or no charge or
		adjustment)	6	—	3	9	1%
(2)	Not subject to discretionary withdrawal provision		1,616	—	4	1,620	89%
(3)	Total (gross: direct + assumed)		1,675	5	130	1,810	100%
(4)	Reinsurance ceded		90	5	—	95
(5)	Total (net) (3) – (4)		$1,585	$—	$130	$1,715
(6)	Amount included in A(1)b above that will move to A(1)e in the year after the will move to A(1)e in the year after the statement date:		$—	$—	$—	$—

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

B. GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$—	$—	$—	$—	—%
	b.	At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c.	At fair value	—	—	53	53	5%
	d.	Total with adjustment or at market value (total a through c)	—	—	53	53	5%
	e.	At book value without adjustment (minimal or no charge or
		adjustment)	—	—	—	—	—%
(2)	Not subject to discretionary withdrawal provision		593	402	2	997	95%
(3)	Total (gross: direct + assumed)		593	402	55	1,050	100%
(4)	Reinsurance ceded		593	—	2	595
(5)	Total (net) (3) – (4)		$—	$402	$53	$455
(6)	Amount included in B(1)b above that will move to B(1)e in the year after the will move to B(1)e in the year after the statement date:		$—	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

C. DEPOSIT-TYPE CONTRACTS
(1)	Subject to discretionary withdrawal - with adjustment:
	a.	With fair value adjustment	$187	$—	$—	$187	5%
	b.	At book value less current surrender charge of 5% or more	20	—	—	20	1%
	c.	At fair value	—	—	3,509	3,509	91%
	d.	Total with adjustment or at market value (total a through c)	207	—	3,509	3,716	97%
	e.	At book value without adjustment (minimal or no charge or
		adjustment)	123	—	—	123	3%
(2)	Not subject to discretionary withdrawal provision		13	—	—	13	—%
(3)	Total (gross: direct + assumed)		343	—	3,509	3,852	100%
(4)	Reinsurance ceded		258	—	—	258
(5)	Total (net) (3) – (4)		$85	$—	$3,509	$3,594
(6)	Amount included in C(1)b above that will move to C(1)e in the year after the will move to C(1)e in the year after the statement date:		$—	$—	$—	$—

NOTE 25 – ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve for the breakouts of life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products, were as follows:

			2020
		(in whole dollars)	Account Value	Cash Value	Reserve

A.	General Account
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	$6	$6
		b. Universal Life	2,590	2,583	3,531
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	1,960	1,988
		h. Variable Life	—	—	—
		i. Variable Universal Life	19	19	19
		j. Miscellaneous Reserves	—	—	—
			2,609	4,568	5,544
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	38
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	63
		e. Miscellaneous Reserves	XXX	XXX	1,609
	(3)	Total (gross: direct + assumed)	2,609	4,568	7,254
	(4)	Reinsurance Ceded	1,697	2,126	4,727
	(5)	Total (net) (3) - (4)	$912	$2,442	$2,527

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

			Account Value	Cash Value	Reserve
B.	Separate Account with Guarantees
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	—	—
		b. Universal Life	1,665	1,665	1,665
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	—	—
		h. Variable Life	—	—	—
		i. Variable Universal Life	2,790	2,771	2,790
		j. Miscellaneous Reserves	—	—	—
			4,455	4,436	4,455
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	—
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	—
		e. Miscellaneous Reserves	XXX	XXX	—
	(3)	Total (gross: direct + assumed)	4,455	4,436	4,455
	(4)	Reinsurance Ceded	—	—	—
	(5)	Total (net) (3) - (4)	$4,455	$4,436	$4,455

			Account Value	Cash Value	Reserve
C.	Separate Account Nonguaranteed
	(1)	Subject to discretionary withdrawal, surrender values or policy loans:
		a. Term Policies with Cash Value	$—	—	—
		b. Universal Life	—	—	—
		c. Universal Life with Secondary Guarantees	—	—	—
		d. Indexed Universal Life	—	—	—
		e. Indexed Universal Life with Secondary Guarantees	—	—	—
		f. Indexed Life	—	—	—
		g. Other Permanent Cash Value Life Insurance	—	—	—
		h. Variable Life	—	—	—
		i. Variable Universal Life	—	—	—
		j. Miscellaneous Reserves	—	—	—
			—	—	—
	(2)	Not subject to discretionary withdrawal provision
		a. Term Policies without Cash Value	XXX	XXX	—
		b. Accidental Death Benefits	XXX	XXX	—
		c. Disability - Active Lives	XXX	XXX	—
		d. Disability - Disabled Lives	XXX	XXX	—
		e. Miscellaneous Reserves	XXX	XXX	—
	(3)	Total (gross: direct + assumed)	—	—	—
	(4)	Reinsurance Ceded	—	—	—
	(5)	Total (net) (3) - (4)	$—	$—	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

			2019
			General Account			Separate Account - Guaranteed and Non-guaranteed

(in millions)			Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

A.	Subject to discretionary withdrawal, surrender values or policy loans:

	(1)	Term Policies with Cash Value	$—	$6	$6	$—	$—	$—
	(2)	Universal Life	2,675	2,676	3,639	1,658	1,658	1,658
	(3)	Universal Life with Secondary Guarantees	—	—	—	—	—	—
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value Life Insurance	—	2,000	2,033	—	—	—
	(8)	Variable Life	—	—	—	—	—	—
	(9)	Variable Universal Life	17	17	17	2,549	2,556	2,549
	(10)	Miscellaneous Reserves	—	—	—	—	—	—
			2,692	4,699	5,695	4,207	4,214	4,207
B.	Not subject to discretionary withdrawal provision
	(1)	Term Policies without Cash Value	XXX	XXX	40	XXX	XXX	XXX
	(2)	Accidental Death Benefits	XXX	XXX	—	XXX	XXX	XXX
	(3)	Disability - Active Lives	XXX	XXX	—	XXX	XXX	XXX
	(4)	Disability - Disabled Lives	XXX	XXX	65	XXX	XXX	XXX
	(5)	Miscellaneous Reserves	XXX	XXX	1,548	XXX	XXX	XXX
			—	—	1,653	—	—	—
C.	Total (gross: direct + assumed)		2,692	4,699	7,348	4,207	4,214	4,207
D.	Reinsurance Ceded		1,764	2,244	4,802	—	—	—
E.	Total (net) (C) - (D)		$928	$2,455	$2,546	$4,207	$4,214	$4,207

NOTE 26 – PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

(in millions)	2020		2019
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary Renewal	$—	$—	$—	$—
Group Life	6	6	(20)	(20)
Totals	$6	$6	$(20)	$(20)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 27 – SEPARATE ACCOUNTS

A.	Separate Account Activity

(1)	Separate account assets held by the Company represent funds for the following:

•	variable universal and universal life contracts primarily supporting corporate owned life insurance products;

•	deposit type contracts primarily held for pension benefits;

•	survivor income benefits, and;

•	reinsured variable annuity and life contracts.

The assets of these accounts are generally carried at market value, with the exception of universal life contracts that carry the vast majority of investments at amortized cost.

(2)	These accounts are maintained independently and all assets are legally insulated from the general account of the Company.

(in millions)
Product/Transaction	Legally Insulated Assets
Variable Universal Life and Universal Life	4,844
Deposit Type Contracts	4,216
Survivor Income Benefits	671
Reinsured Variable Annuities and Variable Life	201
Total	9,932

(3)	Products within the separate account that contain guarantees supported by the Company’s general account for investment losses are described below.

For universal life products, the Company guarantees to replace non-performing assets as needed in the event of default and guarantees that upon surrender, the policyholder cash surrender value will be at least equal to a guaranteed accumulation account value.

There are limited variable universal life products that guarantee a minimum credited interest rate, excluding credit losses.

Under survivor income policies, the Company guarantees that separate account assets will be sufficient to pay benefits through a series of fixed income payments provided to a beneficiary. The sponsoring employer has the primary responsibility to ensure that assets are sufficient to pay these benefits and is required to maintain assets that exceed a certain percentage of benefit obligations.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five (5) years:

a.	2020	$16	million
b.	2019	$16	million
c.	2018	$16	million
d.	2017	$16	million
e.	2016	$16	million

For the years ended December 31, 2020, 2019, 2018, 2017 and 2016, no cash payment has been required from the Company’s general account to fund these separate account guarantees.

(4)	As of December 31, 2020 and December 31, 2019, none of the Company’s separate accounts were engaged in securities lending. The Company’s policies and procedures follow applicable statutory guidance, including segregated presentation of reinvested collateral and payable for collateral received whenever the company becomes engaged in securities lending.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(5)	As of December 31, 2020, the amount of fees and expenses due by the separate account to the general account was zero. During 2020, the separate account remitted $7 million to the general account for Other Fees and Expenses. No amounts relating to seed money or additional required surplus were due to the general account as of December 31, 2020, nor remitted to the general account at any time during 2020.

B.	General Nature and Characteristics of Separate Accounts Business

Information regarding the separate accounts of the Company at December 31 was as follows:

(in millions)				2020
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations, or deposits for the year ended December 31, 2020			$—	$—	$37	$1,237	$1,274

(2)	Reserves at December 31, 2020
	For accounts with assets at:
	a.	Fair value		$—	$140	$405	$7,042	$7,587
	b.	Amortized cost		—	1,665	—	—	1,665
	c.		Total reserves	$—	$1,805	$405	$7,042	$9,252

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$—	$—	$—	$—	$—
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	140	—	7,033	7,173
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,665	—	4	1,669
		5.	Subtotal	$—	$1,805	$—	$7,037	$8,842

	b.	Not subject to discretionary withdrawal		—	—	405	5	410
	c.	Total		$—	$1,805	$405	$7,042	$9,252

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2020.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

(in millions)				2019
				Indexed	Nonindexed guarantee less than/equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed Separate Accounts	Total
(1)	Premiums, considerations or deposits for the year ended December 31, 2019			$—	$—	$38	$727	$765

(2)	Reserves at December 31, 2019
	For accounts with assets at:
	a.	Fair value		$—	$134	$402	$6,107	$6,643
	b.	Amortized cost		—	1,658	—	—	1,658
	c.		Total reserves	$—	$1,792	$402	$6,107	$8,301

(3)	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal
		1.	With market value adjustment	$—	$—	$—	$—	$—
		2.	At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
		3.	At fair value	—	134	—	6,100	6,234
		4.	At book value without market value adjustment and with current surrender charge of less than 5%	—	1,658	—	3	1,661
		5.	Subtotal	$—	$1,792	$—	$6,103	$7,895

	b.	Not subject to discretionary withdrawal		—	—	402	4	406
	c.	Total		$—	$1,792	$402	$6,107	$8,301

(4)	There was no reserve for asset risk in lieu of AVR at December 31, 2019.

C.	Reconciliation of Net Transfers To or (From) Separate Accounts

(in millions)		2020	2019
(1)	Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
	a. Transfers to Separate Accounts	$58	$39
	b. Transfers from Separate Accounts	99	106
	c. Net transfers to or (from) Separate Accounts	(40)	(67)
(2)	Reconciling Adjustments:
	a. Separate Account Reserve reinsured with PRIAC	—	—
	b. Other non-separate account expenses	5	6
(3)	Transfers as reported in the Statutory Statements of Income and Changes in Capital and Surplus:	$(35)	$(61)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 28 - LOSS/CLAIM ADJUSTMENT EXPENSES

The table below reconciles the Company’s accident & health unpaid claims liabilities between December 31, 2020 and December 31, 2019, as follows:

(in millions)	2020	2019
Liability at beginning of year	$18	$18
Incurred expenses for insured or covered events, current year	124	153
Incurred expenses (income) for insured or covered events, prior years	(4)	(4)
Total provision	120	149
Payments for insured or covered events, current year	111	137
Payments for insured or covered events, prior years	12	12
Total payments	123	149
Liability at end of year	$16	$18

As a result of actual claims paid during the year, incurred claims attributable to insured events of prior years were favorable to reserve levels by $4 million in 2020 and 2019. Liability for claims incurred in prior periods is periodically evaluated and adjusted, reflecting recent claim activity. Positive/(Negative) adjustments to the prior year incurred claim levels reflects higher/(lower) than expected claim development compared to the original estimate.

The favorable impact is primarily attributable to lower than expected medical cost trends and faster than expected completion factors which included an assumption for moderately adverse experience.

The Company took into account estimated anticipated salvage and subrogation in its determination of the liability for unpaid claims/losses which resulted in no change to the liability for the years presented.

NOTE 29 – CONCENTRATION OF RISK

The Company had one customer from which it earned 15% of gross premiums for the year ended December 31, 2020 and 2019. For the years ended December 31, 2020 and 2019, the following states had concentrations of 10% or greater of the Company’s total premium:

Concentrations		Concentrations
2020		2019
Florida	20%	Florida	20%
Texas	21%	Texas	19%

NOTE 30 – STATE DEPOSITS

Minimum Surplus

Effective July 1, 2014, the state of Connecticut requires a company to submit a plan of corrective action when a company’s total adjusted capital falls below 300% of authorized control level Risk Based Capital and fails a negative trend test. The Company exceeded the minimum capital requirements of $3,686 million and $3,337 million as of December 31, 2020 and 2019, respectively.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

To comply with regulatory requirements, deposits of $1,562 million and $139 million as of December 31, 2020 and 2019, respectively, have been placed with the following Departments of Insurance and are included in bonds in the accompanying Statutory Balance Sheets:

(in millions)
State	Deposits
	2020	2019
California	9	9
Connecticut	2	2
South Carolina	5	5
Canada	132	122
Aggregate Alien and Other	1,412	—
Remaining States	2	1
Total	$1,562	$139

NOTE 31 – SUBSEQUENT EVENTS

Other than discussed below, the Company is not aware of any Type 1 or Type 2 event that occurred subsequent to the balance sheet date for these financial statements which would have had a material effect on the financial condition of the Company. In preparing these financial statements the Company has evaluated events that occurred between the balance sheet date and April 15, 2021.

On January 29, 2021, the Company paid an extraordinary dividend of $625 million to CGC.

Type II - Non-Recognized Subsequent Event

On March 11, 2021 President Biden signed the American Rescue Plan Act into law, which includes numerous provisions that impact the healthcare system, including: expansion of subsidies and extension of open enrollment for ACA and Consolidated Omnibus Budget Reconciliation Act customers, funding for Covid-19 vaccines and testing and funding for health care providers. The Company is currently assessing the potential financial impacts of the American Rescue Plan Act.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY – OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

ADDITIONAL STATUTORY INFORMATION

FOR THE YEAR ENDED December 31, 2020

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2020

Supplemental Schedule 1 – Selected Financial Data

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

(in millions)
Investment Income Earned
Government bonds	$12
Bonds Exempt from U.S. tax	—
Other bonds (unaffiliated)	159
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stock of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	1,750
Mortgage loans	10
Real estate	32
Premium notes, policy loans and liens	60
Cash, Cash Equivalents and Short-term Investments	1
Derivative instruments	3
Other invested assets	27
Aggregate write-ins for investment income	1
Gross investment income	$2,055

Real Estate Owned - book Value less Encumbrances	$227

Mortgage Loans - Book Value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages and all other	270

Total mortgage loans	$270

Mortgage Loans by Standing - Book Value:
Good standing	$270
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—

Other Long Term Assets - Statement Value	$292
Policy Loans	$1,251
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$—
Preferred stocks	$—
Common stocks	$5,958

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2020

Supplemental Schedule 1 – Selected Financial Data

(in millions)
Bonds and Short-Term Investments by Class and Maturity:

Bonds by Maturity - Statement Value
Due within one year or less	$190
Over 1 year through 5 years	494
Over 5 years through 10 years	718
Over 10 years through 20 years	549
Over 20 years	1,327
No Maturity Date	—

Total by maturity	$3,278

Bonds by Class - Statement Value
Class 1	$1,411
Class 2	1,709
Class 3	130
Class 4	23
Class 5	4
Class 6	1

Total by class	$3,278

Total Bonds Publicly Traded	$1,692
Total Bonds Privately Placed	$1,585
Preferred Stocks - Statement Value	$2
Common Stocks - Market Value	$5,965
Short-Term Investments - Book Value	$28
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$(14)
Futures Contracts Open - Current Value (Notional)	$—
Cash on Deposit	$32

Life Insurance in Force:
Industrial	$—
Ordinary	$15,027
Credit Life	$—
Group Life	$36,765

Amount of Accidental Death Insurance in Force under Ordinary Policies	$15

Life Insurance Policies with Disability Provision in Force:
Industrial	$—
Ordinary	$43
Credit Life	$—
Group Life	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2020

Supplemental Schedule 1 – Selected Financial Data

(in millions)
Supplementary Contracts in Force:
Ordinary - Not involving life contingencies
Amount on deposit	$—
Income payable	$—
Ordinary - Involving life contingencies
Income payable	$—
Group - Not involving life contingencies
Amount on deposit	$—
Income payable	$—
Group - Involving life contingencies
Income payable	$55
Annuities - Ordinary
Immediate - Amount of income payable	$162
Deferred - Fully paid - account balance	$—
Deferred - Not fully paid - account balance	$—
Annuities - Group
Amount of income payable	$—
Fully paid - account balance	$—
Not fully paid - account balance	$—

Accident and Health Insurance - Premiums in Force
Group	$—
Credit	$—
Other	$142

Deposit Funds and Dividend Accumulations:
Deposits funds - account balance	$2
Dividend accumulations - account balance	$—

Claim Payments
Group Accident and Health - Year Ended December 31
2020	$2
2019	$7
2018	$6
2017	$18
2016	$47
Prior	$(5)
Other Accident and Health
2020	$109
2019	$146
2018	$150
2017	$149
2016	$167
Prior	$19
Other Coverages that Use Developmental Methods to Calculate Claims Reserves
2020	$—
2019	$—
2018	$—
2017	$—
2016	$—
Prior	$—

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2020

Supplemental Schedule 2 – Summary Investment Schedule

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
		Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1.	Long-Term Bonds (Schedule D, Part 1):
	1.01 U.S. governments	82,028,609	0.724	82,028,609	—	82,028,609	0.724
	1.02 All other governments	112,937,369	0.997	112,937,368	—	112,937,368	0.997
	1.03 U.S. states, territories and possessions, etc. guaranteed	—	—	—	—	—	—
	1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	—	—	—	—	—	—
	1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	152,703,580	1.348	152,703,579	—	152,703,579	1.349
	1.06 Industrial and miscellaneous	2,902,297,483	25.628	2,902,297,479	—	2,902,297,479	25.630
	1.07 Hybrid securities	—	—	—	—	—	—
	1.08 Parent, subsidiaries and affiliates	—	—	—	—	—	—
	1.09 SVO identified funds	—	—	—	—	—	—
	1.10 Unaffiliated Bank loans	—	—	—	—	—	—
	1.11 Total long-term bonds	3,249,967,041	28.698	3,249,967,035	—	3,249,967,035	28.700
2.	Preferred stocks (Schedule D, Part 2, Section 1)
	2.01 Industrial and miscellaneous (Unaffiliated)	2,064,450	0.018	2,064,450	—	2,064,450	0.018
	2.02 Parent, subsidiaries and affiliates	—	—	—	—	—	—
	2.03 Total preferred stocks	2,064,450	0.018	2,064,450	—	2,064,450	0.018
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	832,923	0.007	832,922	—	832,922	0.007
	3.02 Industrial and miscellaneous Other (Unaffiliated)	6,391,549	0.056	6,391,549	—	6,391,549	0.056
	3.03 Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
	3.04 Parent, subsidiaries and affiliates Other	5,957,553,901	52.607	5,957,553,901	—	5,957,553,901	52.610
	3.05 Mutual funds	—	—	—	—	—	—
	3.06 Unit investment trusts	—	—	—	—	—	—
	3.07 Closed-end funds	—	—	—	—	—	—
	3.08 Total common stocks	5,964,778,373	52.671	5,964,778,372	—	5,964,778,372	52.674
4.	Mortgage loans (Schedule B):
	4.01 Farm mortgages	—	—	—	—	—	—
	4.02 Residential mortgages	—	—	—	—	—	—
	4.03 Commercial mortgages	270,233,120	2.386	270,233,120	—	270,233,120	2.386
	4.04 Mezzanine real estate loans	—	—	—	—	—	—
	4.05 Total valuation allowance	—	—	—	—	—	—
	4.06 Total mortgage loans	270,233,120	2.386	270,233,120	—	270,233,120	2.386
5.	Real estate (Schedule A):
	5.01 Properties occupied by company	224,746,039	1.985	224,746,038	—	224,746,038	1.985
	5.02 Properties held for production of income	2,006,305	0.018	2,006,306	—	2,006,306	0.018
	5.03 Properties held for sale	—	—	—	—	—	—
	5.04 Total real estate	226,752,344	2.002	226,752,344	—	226,752,344	2.002

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

Annual Statement for the Year Ended December 31, 2020

Supplemental Schedule 2 – Summary Investment Schedule

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
		Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
6.	Cash, cash equivalents and short-term investments:
	6.01 Cash (Schedule E, Part 1)	32,043,052	0.283	32,043,053	—	32,043,053	0.283
	6.02 Cash equivalents (Schedule E, Part 2)	—	—	—	—	—	—
	6.03 Short-term investments (Schedule DA)	27,663,154	0.244	27,663,154	—	27,663,154	0.244
	6.04 Total cash, cash equivalents and short-term investments	59,706,206	0.527	59,706,207	—	59,706,207	0.527
7.	Contract loans	1,251,054,753	11.047	1,251,054,753	—	1,251,054,753	11.048
8.	Derivatives (Schedule DB)	1,717,480	0.015	1,717,480	—	1,717,480	0.015
9.	Other invested assets (Schedule BA)	292,333,990	2.581	291,591,130	—	291,591,130	2.575
10.	Receivables for securities	6,082,391	0.054	6,082,391	—	6,082,391	0.054
11.	Securities Lending (Schedule DL, Part 1)	—	—	—		—	—
12.	Other invested assets (Page 2, Line 11)	—	—	—	—	—	—
13.	Total invested assets	11,324,690,148	100.000	11,323,947,282	—	11,323,947,282	100.000

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

FOR THE YEAR ENDED DECEMBER 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes No

If yes, indicate the number of reinsurance contracts to which such provisions apply:    __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes No N/A

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes No

If yes, indicate the number of reinsurance contracts to which such provisions apply:    __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes No N/A

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes No

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT GENERAL CORPORATION)

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

FOR THE YEAR ENDED DECEMBER 31, 2020

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes No		Yes No N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No		Yes No N/A

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes No N/A

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes No N/A

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below: